Exhibit 10.4

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION.  THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

DISTRIBUTION AGREEMENT

This Agreement, made on the 1st of August 2001, (the “Commencement Date”), by and between

BIOCHROM LIMITED, a company incorporated in England, having its registered office at 22 Cambridge Science Park, Milton Road, Cambridge CB4 0FJ, England (“Biochrom”); and

AMERSHAM PHARMACIA BIOTECH UK LIMITED, a company incorporated in England, having its registered office at Amersham Place, Little Chalfont, Buckinghamshire, HP7 9NA, England (“AP Biotech”).

WHEREAS:

(A)                              Under the First Agreement (defined below), Biochrom appointed Amersham Pharmacia Biotech AB, a company in the same Group as Amersham Pharmacia Biotech UK Limited, as a distributor of the Products.

(B)                                From the Commencement Date of this Agreement, the First Agreement is terminated with immediate effect and superseded by this Agreement, subject to the provisions of Section 2(a).

NOW, THEREFORE, in consideration of the above premises and of the mutual agreements and understandings set forth herein, the parties hereby agree as follows:

SECTION 1:   DEFINITIONS

(a)           As used in this Agreement, the following terms shall have the following meanings:

“Accessories”                                                                  shall mean those accessories, consumables and spare parts for the Current Instruments listed in the Price List (Schedule B attached).

“AP Biotech”                                                                       shall mean Amersham Pharmacia Biotech UK Limited and any affiliate of that Company where affiliate means any company controlling, controlled by or under common control with Amersham Pharmacia Biotech UK Limited, where control means direct or indirect ownership of at least 50% of the voting stock or interest in a company or control of the composition of the board of directors.

“Current Instruments”                       shall mean those instruments listed in the Price List (Schedule B attached).

“Customer Information”                shall mean any information, such as contact names, addresses and telephone numbers of AP Biotech’s customers, supplied by AP Biotech to Biochrom or by any third party to Biochrom.

“First Agreement”                                              shall mean the agreement made between Biochrom and Amersham Pharmacia Biotech AB, concerning the distribution of Products, dated 2nd March 1999.

“GBP”                                                                                                           shall mean British Pounds Sterling.

“Group”                                                                                                   shall mean in relation to any company, that company and any other company which, at the relevant time, is that company’s holding company or subsidiary (as defined by s736 of the Companies Act 1985 as amended by the Companies Act 1989), or the subsidiary of any such holding company (as so defined) and a “Member” of a Group has a corresponding meaning.

“Products”                                                                                    shall mean all products supplied by Biochrom to AP Biotech for sale by AP Biotech, namely the Current Instruments and the Accessories.

“Quarter”                                                                                            shall mean each three calendar month period during any Year, beginning at the start of that Year and continuing consecutively thereafter.

“RPI”                                                                                                                 shall mean the Index of Retail Prices published from time to time by the Department of Trade and Industry of the United Kingdom (or any successor Government Department).

“Territory”                                                                                   shall mean the areas of the world, as defined in Schedule A, attached, where AP Biotech is permitted to sell the Current Instruments and Accessories.

“Trade Marks”                                                              shall have the meaning set forth in Section 13(a) hereof.

“Year”                                                                                                            shall mean any period from 1st of January to 31st of December during which this Agreement remains in force.

“Year One”                                                                                 shall mean the period starting on the Commencement Date and finishing on the 31st of December of that same calendar year.

SECTION 2:  APPOINTMENTS

(a)                                  In consideration of AP Biotech entering into this Agreement, Biochrom agrees that the First Agreement shall terminate with effect from the Commencement Date of this Agreement.  No obligations and/or liabilities accrued under the First Agreement or provisions intended to survive it shall remain in force other than those contained in Section 5 (to the extent that any obligations thereunder remain outstanding).  Other than any obligations outstanding from Section 5, the First Agreement shall be entirely superseded by this Agreement.  Biochrom hereby expressly agrees that it shall under no circumstances deliver to the Boston Safe Deposit and Trust Company (“the Escrow Agent”) any letter of instruction requiring the Escrow Agent to deliver AP Biotech’s Customer Information (referred to in the First Agreement as the “Escrowed Customer Information”) to Biochrom.

(b)                                 (i)            Biochrom hereby appoints AP Biotech and AP Biotech hereby accepts the appointment, as the exclusive distributor, marketer and seller of the Current Instruments under the Names in the Territory, on the terms and subject to the conditions set forth herein.  Biochrom shall not appoint, enter into an agreement with or otherwise intentionally assist any other distributor, marketer, seller or sales representative with respect to any of the Current Instruments in the Territory.  Biochrom shall not itself sell, distribute or market the Current Instruments in the Territory.  For the avoidance of doubt, the parties hereto acknowledge the principle of freedom of movement of goods within the European Union (and any other countries where such principle may apply).  Biochrom shall not be liable where any Product is imported and/or resold by a third party distributor, marketer, seller or sales representative (other than in connection with an appointment by, an agreement with, or with the intentional assistance of Biochrom) into the Territory in accordance with such principle.

(ii)                                  AP Biotech shall be entitled to appoint sub-distributors provided that AP Biotech shall have agreements with all such sub-distributors (the “Sub-Distribution Agreement”); provided, however, that in no event shall any such Sub-Distribution Agreement impose any obligations upon Biochrom or otherwise contain terms and conditions that are inconsistent with the terms and conditions under this Agreement.  Notwithstanding AP Biotech’s entering into any such Sub-Distribution Agreement, AP Biotech shall remain solely responsible to Biochrom for any and all actions or inactions of its sub-distributors in connection with any such Sub-Distribution Agreement and AP Biotech shall not be relieved from responsibility for its obligations under this Agreement.

Biochrom shall not be required to seek fulfilment of, or otherwise enforce such obligations from or against any sub-distributor or any party other than AP Biotech.  Accordingly, AP Biotech hereby indemnifies and holds harmless Biochrom, its agents, employees, representatives, directors, licensees, subcontractors and assigns against any and all losses, damages, costs, claims, expenses and liabilities incurred by any of the aforesaid due to any act, negligence, breach or default of any sub-distributor appointed under this paragraph (ii).

(c)                                  Except during the Notice Period, when Section 16(h)(ii) shall apply in place of this Section 2(c) and notwithstanding the provisions set forth in Section 2(b) above, Biochrom shall be entitled to sell (or appoint other distributors to sell) products similar to the Current Instruments, in the Territory, that is to say products with the same base function and internal components as the Current Instruments, but with different names, branding, external appearance and design and not bearing the Names or the Trade Marks.  However, since AP Biotech is Biochrom’s chosen distributor in the Life Science Market in the Territory, Biochrom will not actively promote these products in the Life Science Market and will not appoint distributors, in the Territory, whose primary focus is the Life Science Market.  In addition, Biochrom will seek to ensure that these products are less attractive to customers in the Life Science Market than the equivalent Current Instruments, by reducing functionality that supports Life Science research applications.  For example, the specific DNA and protein quantification software will be removed from the products.

(d)                                 Except during the Notice Period when this Section 2(d) will cease to apply, if Biochrom, or any distributor appointed by Biochrom, sells the products defined in 2(c) above, to a Life Science customer, to be used for a Life Science application, in the Territory, then subject to AP Biotech notifying Biochrom in writing, within three (3) months of the product being delivered to the customer, Biochrom will compensate AP Biotech by a payment of 50% of the transfer price (as set out in Schedule B) of the equivalent Products from Biochrom to AP Biotech.

(e)                                  Notwithstanding the provisions set forth in Section 2(c) above, Biochrom shall be entitled to sell the Current Instruments, with different names and branding and not bearing the names and/or the Trade Marks outside the Territory.

(f)                                    Biochrom shall furthermore supply to AP Biotech during the term of this Agreement, on a non-exclusive basis, such Accessories as AP Biotech may require for resale to its customers.  The Accessories shall be paid for and delivered according to the provisions of Sections 4 to 6 inclusive.

(g)                                 Biochrom may also, in its absolute discretion, appoint AP Biotech as a distributor of new products developed by Biochrom.  The price at which Biochrom sells any such new product to AP Biotech shall be the subject of negotiation between the two parties.

SECTION 3:  ORDERS

Purchase orders shall specify, (i) the Current Instruments and/or Accessories, including quantity of each, to be purchased by AP Biotech, (ii) instructions for delivery and (iii) the requested delivery date, subject to Section 6(b).

SECTION 4:  PRICES

(a)                                  The prices for the Current Instruments and Accessories (which includes spare parts, see Section 1(a) “Accessories”) during Year One shall be those set forth in the Price List (Schedule B).  In each subsequent Year, the prices shall be those fixed in accordance with Section 4.  Orders shipped by Biochrom to AP Biotech shall be billed at the price in effect at the time that the order was placed if the delivery date requested by AP Biotech is within thirty (30) days of the order date, even if such delivery date falls in the following Year.  If the delivery date requested by AP Biotech is more than thirty (30) days from the order date and falls in the following Year, then the price shall be that prevailing at the specified time of delivery.

(b)                                 Notwithstanding the contents of Section 4(a) above, if Biochrom delivers at a later time than the requested and agreed delivery date, AP Biotech will be invoiced at the price which would have been applied had Biochrom delivered on the requested and agreed delivery date.

(c)                                  The parties shall meet on or before the 1st of August each Year to agree revised prices for the following Year provided that, if the parties, following good faith negotiations, fail to agree such revised prices after 30 days, the prices implemented shall comprise the prices then in force, increased, as a maximum, in line with any increase in the RPI since the commencement of the current Year.

(d)                                 Price lists for those Years subsequent to Year One shall be prepared in accordance with the provisions of Section 4(c) and will be issued by Biochrom each September, for implementation on the 1st of January of the following Year, with the prices remaining fixed for the full Year, unless agreed in writing by both parties.

SECTION 5:  PAYMENTS

(a)                                  Payment of invoices shall be made in full by AP Biotech to Biochrom for all orders shipped by Biochrom to AP Biotech, no later than the date forty-five (45) days from the date of invoice in GBP.  If at any time GPB ceases to be legal tender in the United Kingdom, then all transactions between the Parties under this Agreement shall thereafter be effected in such currency as replaces GPB as legal tender in the United Kingdom and any conversion from GPB to such other currency that may be required in order to give effect to this Agreement shall be at the conversion rate which applied by law upon such cessation.

(b)                                 No invoice shall be issued by Biochrom prior to the date of shipment of the Products from Biochrom’s production facility.

(c)                                  Without prejudice to any other rights available to Biochrom under this Agreement, for each invoice with respect to which payment is not made by AP Biotech within the number of days specified in Section 5(a), interest shall be payable (as well after as before judgement) by AP Biotech to Biochrom on the invoice amount at a rate of one (1) percent, per month, for the number of days elapsed.

(d)                                 All payments to be made by AP Biotech to Biochrom hereunder shall be made by wire transfer in immediately available funds to such bank account as Biochrom shall specify in writing to AP Biotech.

(e)                                  No deduction is to be taken for returns or damage claims without a credit memo from Biochrom for such amount, which credit memo shall not be unreasonably withheld.

(f)                                    All prices quoted for Products in accordance with the provisions of this Section 5 shall be exclusive of any value added taxes.

SECTION 6:  SHIPPING AND DELIVERY

(a)                                  The Products sold by Biochrom to AP Biotech shall be shipped FCA to such carrier as AP Biotech shall name, at Biochrom’s production facility located in Cambridge, England.  The term “FCA” as used in this Section 6(a) shall be as defined in Incoterms 2000.

(b)                                 Biochrom will make shipments no later than the date three (3) business days prior to the specified date for delivery in the related purchase order, provided that such delivery date is not less than thirty (30) days from the date Biochrom receives such order.  If the delivery date specified in the purchase order does not comply with the timing requirement for the delivery of such Products detailed in the foregoing sentence, Biochrom may deem the delivery date for such purchase order to be thirty (30) days from the date Biochrom received such purchase order and delivery will be in accordance with such schedule.  AP Biotech shall be promptly notified in writing, by Biochrom, of any anticipated delays in delivery.  Save as provided in Section 6(c) below, Biochrom shall be in no manner liable to AP Biotech for any failure to deliver Products to AP Biotech by any agreed or deemed delivery date.

(c)                                  If a customer of AP Biotech cancels an order for a Product prior to shipment from Biochrom due to late delivery of that Product by Biochrom and Biochrom has been notified of such cancellation in writing, AP Biotech shall not be required to accept delivery of or pay for such Product.  However, if the Product has been shipped prior to receiving such written notice, AP Biotech shall be required to accept delivery of and pay for such Product.

(d)                                 Biochrom shall print its own catalogue and lot numbers (if applicable) and expiration dates (if applicable) conspicuously on outer shipping cartons, as well as inner shelf packs and inner units of all multiple unit packed Products.

(e)                                  Biochrom shall ship dated Products in such time that no less than seventy-five percent (75%) of the manufactured shelf life will be remaining at the time of shipment from Biochrom.  Biochrom shall accept return, for full invoice credit plus shipping charges, of any dated Product shipped in breach of the provisions of this paragraph 6(e).

(f)                                    Claims for shortage or damage incurred during shipment for reasons other than Biochrom’s negligence, may only be made to the carrier and Biochrom shall be in no manner liable for any such shortage or damage.

SECTION 7:  CURRENT PRODUCTS, ACCESSORIES AND TERRITORY

(a)                                  The Current Instruments and Accessories, listed in the Price List (Schedule B) may be amended from time to time in the following way;

(i)                                     by mutual agreement in writing between the two Parties, Current Instruments and Accessories may be added to the Price List (Schedule B); or

(ii)                                  Biochrom may remove Current Instruments and Accessories from the Price List (Schedule B), by giving AP Biotech twelve (12) months notice, in writing.  Such removal shall take place twelve (12) months from the notice date, unless a shorter notice period is mutually agreed, in writing, by the two Parties.

(b)                                 The countries contained within the Territory (Schedule A) may be amended from time to time, subject to the agreement, in writing, of both parties.

SECTION 8:  DUTIES OF BIOCHROM

(a)                                  With respect to Products sold by Biochrom to AP Biotech in accordance with the terms of this Agreement, Biochrom shall, except as otherwise provided below, at its sole expense;

(i)                                     assist AP Biotech in its sales and marketing program concerning the Products, provided however, that AP Biotech is solely responsible for all costs of marketing and sales efforts, except where agreed in advance and in writing, by Biochrom.

(ii)                                  provide to AP Biotech such number of demonstration models of the Current Instruments and Accessories as they shall mutually agree.

(iii)                               provide sales, demonstration and support training which AP Biotech and Biochrom shall jointly deem necessary for AP Biotech’s sales and service representatives in individual or other sessions at such location as AP Biotech shall reasonably request.  Biochrom will provide instructors with training materials, schematic drawings for circuit boards, service manuals and Products for demonstrations in connection with such training activities, provided that AP Biotech acknowledges that ownership of all rights (including intellectual property rights) in such materials remains vested in Biochrom.  Accordingly, AP Biotech undertakes not to amend or copy any such materials without Biochrom’s consent in writing and if this Agreement terminates, to immediately return all such materials (together with any copies or amended versions allowed as aforesaid) to Biochrom.

(iv)                              when new Current Instruments are to be launched, Biochrom will, prior to the launch date, provide AP Biotech with a Service Manual, Spare Parts List, Preventative Maintenance Procedure and Visit Record, in English, in Microsoft Word or Adobe Acrobat electronic format.

(v)                                 update AP Biotech with all available information reasonably necessary or desirable for the effective marketing of Products and promptly notify AP Biotech, in suitable electronic format, of any instrument modifications or changes.

(vi)                              provide back-up technical support and new Product launch training, refresher training and training for new engineers to AP Biotech and its distributors’ technical service and sales personnel in connection with the Products as provided in Biochrom’s standard terms of training and support, a current copy of which comprises Schedule C. Biochrom may amend these terms at any time on written notice.  Provided that Biochrom shall be in no manner liable for any failure to supply support during the periods or adhere to the response times contemplated in Schedule C (or any amended terms).

(vii)                           participate as mutually agreed in AP Biotech’s promotional efforts, by providing relevant copy and photography for advertising, direct mail and/or any other promotional effort in connection with the Products, the manner in which the materials are to be used to be mutually agreed upon by the parties, all costs and expenses for advertising, direct mail and/or any other promotional effort are solely to be borne by AP Biotech and

(viii)                        refer to Central Marketing at AP Biotech all leads received by Biochrom for Current Instruments in the Territory, within seven (7) days of receipt of the lead.  In order to obtain such leads, Biochrom shall be permitted to promote the Current Instruments and Accessories in catalogues, via the Internet and at Trade Shows, but in all cases only with AP Biotech’s prior agreement.

(b)                                 Biochrom shall make available for purchase all necessary consumables, accessories and spare parts for the operation, repair and proper servicing of each of the Products to AP Biotech and each customer of AP Biotech for a period of seven (7) years following the date of discontinuation of the Product.

(c)                                  Biochrom shall provide operating manuals with each shipped Current Instrument.

(d)                                 Biochrom shall manufacture and sell Products that conform to quality standards consistent with Biochrom’s ISO9001 Accreditation, certificate No. 890333.  In addition, during the Warranty Period (defined in Section 11(a)), Current Instruments are guaranteed to conform to their specifications, published in Schedule E (see Section 11 Warranty).

(e)                                  Biochrom and AP Biotech will discuss (on a quarterly basis, as a minimum) the contents of the Price List (Schedule B) and subject to agreement between the two Parties, Biochrom will regularly improve the range of Current Instruments and Accessories made available to AP Biotech.

(f)                                    Biochrom shall comply with all applicable export control regulations relating to Biochrom’s export of Current Instruments and Accessories to AP Biotech, pursuant to this Agreement and shall provide information and documentation reasonably requested to assist AP Biotech in complying with its obligations under applicable export control laws.

SECTION 9:  DUTIES OF AP BIOTECH

With respect to Products sold by Biochrom to AP Biotech in accordance with the terms of this Agreement, AP Biotech shall, at its sole expense:

(a)                                  subject to Biochrom fulfilling its duties contained in Section 8 above, especially 8(e), AP Biotech will use reasonable endeavours to sell the Current Instruments and Accessories within the Territory.

(b)                                 include the Current Instruments in the AP Biotech Bio Directory Catalogue or any substitute or successor catalogue that exists from time to time.

(c)                                  include the Current Instruments on AP Biotech’s web site.

(d)                                 establish and maintain an inventory of the Current Instruments and Accessories, appropriate to meet the needs of purchasers and end-users.

(e)                                  provide post-sales support for the Products, to include installation (where requested by the customer), routine maintenance and repair.

(f)                                    notify Biochrom if it becomes aware of any substantial improper or wrongful use of the Products, any complaints or allegations of product liability in respect of the Products, or of any unauthorised use and/or exploitation of the intellectual property contained in the Products (excluding the Trade Marks) and provide such assistance as Biochrom may reasonably request (at Biochrom’s expense) in connection with any action concerning such unauthorised use or exploitation.

(g)                                 on a quarterly basis, as a minimum, brief Biochrom with any information regarding sales of the Current Instruments and Accessories, that AP Biotech believes would be of benefit to the business relationship between the two parties, to include the suggestion of new Current Instruments and Accessories.

(h)                                 in August of each year, provide Biochrom with a forecast for unit sales of the Current Instruments for the following calendar year, broken down on a quarterly basis and at the end of each quarter, if requested by Biochrom, provide an updated forecast for unit sales for the following quarter and remainder of the current year.

(i)                                     not misrepresent Biochrom’s descriptions or instructions for the use of the Products.

SECTION 10:  INSURANCE

(a)                                  From and after the Commencement Date, for so long as this Agreement shall remain in effect and for five (5) years thereafter, Biochrom shall maintain or have maintained on its behalf, product liability insurance coverage (but excluding liability for the circumstances covered by Section 10(b) below) on an occurrence basis for all occurrences relating to the Products sold by Biochrom to AP Biotech with limits of liability not less than Two Million GBP (£2,000,000) combined single limit for bodily injury and property damage.  Biochrom shall, on demand, provide to AP Biotech a certificate evidencing coverage of such policy.

(b)                                 From and after the Commencement Date, for so long as this Agreement shall remain in effect and for five (5) years thereafter, AP Biotech shall maintain insurance coverage on an occurrence basis for all occurrences relating to the Products caused by the act, negligence, breach or default of AP Biotech or any of its agents, representatives or sub-distributors with limits of liability not less than Two Million GPB (£2,000,000) combined single limit for bodily injury and property damage.  AP Biotech shall, if requested, provide to Biochrom a certificate evidencing coverage of such policy.

SECTION 11:  WARRANTY

(a)                                  With respect to Products sold by Biochrom to AP Biotech under this Agreement, Biochrom warrants for a period of twelve (12) months from the date of sale of a Product by AP Biotech to a customer, or a period of fifteen (15) months from the date of sale of a Product by Biochrom to AP Biotech, whichever period expires first (the “Warranty Period”), that Products will be free of defects in material and/or workmanship and will conform to the published specifications set forth in Schedule E, packaging, inserts, materials and/or other documentation prepared by Biochrom.  Except as expressly stated in this Section 11(a), Biochrom makes no representation and gives no warranties, oral or written, express or implied, including without limitation implied warranties as to quality of fitness for a particular purpose regarding or in relation to the Products.

(b)                                 Should a Product supplied by Biochrom fail within the Warranty Period described in 11(a), then the following course of action will be taken;

(i)                                     AP Biotech will repair the Product at its expense, using any required spare parts supplied free of charge by Biochrom, subject to AP Biotech returning the defective part(s), against a returns number supplied by Biochrom, within thirty (30) days of Biochrom shipping the replacement part(s) unless an alternative arrangement is agreed, in writing, between the two parties.

(ii)                                  notwithstanding the contents of Section 11(b)(i), if a Product fails upon installation at the customer’s premises, then AP Biotech has the right, at their sole discretion, to return the Product to Biochrom for repair or replacement, provided that AP Biotech pays the cost of shipping the defective Product back to Biochrom and Biochrom pays the cost of shipping the repaired or replacement Product back to AP Biotech.

(iii)                               notwithstanding the contents of Sections 11(b)(i) and 11(b)(ii), if a Product fails during the Warranty Period, then subject to agreement in writing between the two parties, the Product may be returned to Biochrom for repair or replacement, provided that AP Biotech pays the cost of shipping the defective Product back to Biochrom and Biochrom pays the cost of shipping the repaired or replacement Product back to AP Biotech.

(iv)                              notwithstanding the contents of Sections 11(b)(i), 11(b)(ii) and 11(b)(iii), if a Product fails during the Warranty Period, then subject to the agreement in writing between the two parties, Biochrom may repair the Product at the customers premises, provided that each party shall pay one half of any reasonable out-of-pocket travel and accommodation expenses associated with such on-site repair.

(c)                                  If non-customary warranty service (as determined in accordance with past practice) is performed by AP Biotech at Biochrom’s request, Biochrom shall credit AP Biotech the cost of parts and labour (at AP Biotech’s then current internal hourly rate), reasonably incurred in servicing such Products, owned by end users, which fail during the Warranty Period.

(d)                                 Biochrom shall pay all costs, as defined in Section 11(c) for Biochrom-requested hardware or software corrections or updates to Products sold by Biochrom to AP Biotech in the hands of AP Biotech or any of its customers.  Corrected software will be provided as a master version of an EPROM or as downloadable software via a PC.

(e)                                  Biochrom represents and warrants that the marketing and sales of any Products using the Names and in accordance with the terms of this Agreement will not infringe any patent, copyright, trademark or other similar intellectual property rights enforceable within the Territory.

SECTION 12:  INDEMNIFICATION: LIMITED LIABILITY

(a)                                  Biochrom shall defend, indemnify and hold harmless, AP Biotech and any officers, directors, agents, shareholders, legal representatives, employees, successors and assigns of AP Biotech (exclusive of any sub-distributors not included within the defined term “AP Biotech”) from and against any and all liabilities, losses, damages, costs, charges, attorneys’ fees and other expenses of whatever nature and character (collectively “Third Party Damages”) arising from or in connection with: (i) the manufacture by Biochrom of any Product, (ii) any breach by Biochrom of any of its obligations under this Agreement, or (iii) any breach of the warranty contained in Section 11(e).  Notwithstanding anything contained herein to the contrary, Biochrom shall not be required to provide indemnification with respect to any Third Party Damages to the extent that they result from negligence, gross negligence, breach, default or misconduct of AP Biotech or any third party.

(b)                                 AP Biotech shall defend, indemnify and hold harmless Biochrom and any officers, directors, agents, shareholders, legal representatives, employees, successors and assigns of Biochrom from and against any and all Third Party Damages arising from or in connection with: (i) the distribution by AP Biotech of Products pursuant to the terms of this Agreement, (ii) any actions or inactions of any sub-distributor appointed by AP Biotech under the terms of this Agreement in connection with any Sub-distribution Agreement, or (iii) any breach by AP Biotech (or by any sub-distributor appointed by AP Biotech under the terms of this Agreement) of any of its obligations under this Agreement.  Notwithstanding anything contained herein to the contrary, AP Biotech shall not be required to provide indemnification with respect to any Third Party Damages to the extent that they result from the negligence, gross negligence or wilful misconduct of Biochrom.

(c)                                  Notwithstanding the contents of Sections 12(a) and 12(b) above, neither party shall be liable to the other party (or its affiliates) under this Section 12 with respect to any indirect, incidental, special, punitive or consequential damages, including but not limited to lost revenue or other commercial or economic loss or loss under current or future contracts, arising out of or relating to this Agreement.

SECTION 13:  TRADE MARKS ETC

(a)                                  The trade name “Amersham” and all related and associated logos and trade marks with respect thereto are and shall remain the sole property of Nycomed Amersham plc (the “Amersham Name”).  The trade name “Pharmacia Biotech” and all related and associated logos and trade marks with respect thereto are and shall remain the sole property of Pharmacia & Upjohn, Inc. (the “Pharmacia Biotech Name” and together with the Amersham Name, the (“Trade Marks”).

(b)                                 Biochrom warrants that it is the registered owner of the Names and/or has or will enter into license agreements as licensee for the use of the Names.  Biochrom warrants that it has the necessary rights in the Names and/or Trade marks to enable it to enter into this Agreement and to make the appointments contained in Clause 2.  The License Agreements shall be attached hereto at Schedule D within six (6) months of the Commencement date.

(c)                                  The Names are vested in Biochrom and Amersham undertakes not to use them in any manner whatsoever if this Agreement terminates for whatever reason.

SECTION 14:  CONFIDENTIALITY

Each of Biochrom and AP Biotech agrees that for the term of this Agreement and for ten (10) years thereafter, it shall treat any and all information of a confidential nature relating to the Products or the manufacture, use, marketing or sale thereof, or the business plans or activities of the other party, which is designated as confidential (“Confidential Information”) and shall not disclose any Confidential Information to any third party, other than legal, business and financial advisors who have a need to know, for any purpose whatsoever and not to make use of any such Confidential Information for any purpose other than the performance of its obligations under this Agreement without the prior written consent of the other party: provided, however, that the limitation on disclosure set forth in this Section 14 shall not apply in the case of:

(a)                                  information which, as of the date hereof, is published or otherwise generally available to the public.

(b)                                 information which after the date hereof becomes available to the public other than through an act or omission of Biochrom or AP Biotech, as the case may be, which is in violation of the provisions hereof.

(c)                                  information rightfully acquired from a third party which did not obtain such information under a pledge of confidentiality.

(d)                                 information which is developed by the disclosing party independently of the relationship established by this Agreement or

(e)                                  any information which the disclosing party is required to disclose by law (including the regulations of a stock exchange) or court order.  Provided that it first informs the other party of any disclosure so required and limits it to what is absolutely necessary.

SECTION 15:  CUSTOMER INFORMATION

Biochrom undertakes, during the term of this Agreement, not to use any Customer Information made available to it, in order to approach any customer of AP Biotech in connection with the supply of Products, in the Territory.  The Parties acknowledge that Customer Information is made available to Biochrom (i) to provide support for the Products or (ii) subject to agreement between the two Parties, to effect a smooth transition of AP Biotech’s obligations to its customers, from AP Biotech to Biochrom, should this Agreement terminate.

SECTION 16:  TERM: TERMINATION

(a)                                  This agreement will enter into force on the Commencement Date and shall remain in force for an initial period of three (3) years, to be followed by a two (2) year period of automatic renewal, unless terminated earlier by either party, subject to the terms contained within Section 16 and PROVIDED ALWAYS THAT this Agreement shall under no circumstances whatsoever remain in force for a total period of more than five (5) years.

(b)                                 At any time after the Commencement Date, either party may terminate this Agreement without cause by providing eighteen (18) calendar months’ prior written notice of termination to the other party, which such termination shall be effective upon the expiration of such eighteen (18) calendar month period.

(c)                                  In the event of a material breach:  (A) in the case of Biochrom, of its obligations pursuant to Section 2(b)(i), 4(a), 8, 10(a), 11, 12(a), 13(b) or 14 and (B) in the case of AP Biotech, of its obligations pursuant to Section 5(a), 9, 10(b), 12(b), 14 or 17, which shall (if capable of remedy) not be remedied within thirty (30) days of written notice of such breach from the non-breaching party (which notice shall specify the obligations under this Agreement that have been breached), the Agreement shall terminate effective upon the expiration of such thirty (30) day period.

(d)                                 A party shall have the right to terminate this Agreement by immediate written notice to the other party, upon the occurrence of an Insolvency Event with respect to the other party.

(e)                                  Either party shall be entitled to terminate this Agreement by immediate written notice if during its term the other party undergoes a Change of Control, which, in the reasonable opinion of the terminating party could preclude the other party from substantially performing its obligations under this Agreement.  For the purposes of this paragraph (e) “Change of Control” shall mean:-

(i)                                     a merger or consolidation in which the other party is not the surviving corporation, or

(ii)                                  a reverse merger in which the other party is the surviving corporation but the shares of its voting stock outstanding immediately preceding the merger, are converted by virtue of the merger into other property, whether in form of securities, cash or otherwise or;

(iii)                               if, after giving effect to any agreements among shareholders of the other party, any person which previously did not do so before that Change of Control holds and may vote in excess of 50% of such party’s voting stock.

(f)                                    The provisions of Sections 10, 12, 14, 17, 19(c) and 19(d) hereof shall survive termination of this Agreement.  The provisions of Sections 5, 8(b), 11 and 16 hereof shall survive termination of this Agreement to the extent that any obligations thereunder remain outstanding.

(g)                                 If this Agreement terminates for whatever reason:-

“Insolvency Event”                                    shall mean, in relation to either party, any one of the following,

                                                                                                                                                (1)  a notice shall have been issued to convene a meeting for the purpose of passing a resolution to wind up that party or such a resolution or reorganization of that party or for the purpose of inclusion of any party of the share capital of that party in the Official List of the London Stock Exchange or an application by that party for registration as a public company in accordance with the requirements of the Companies Act 1985.

                                                                                                                                                (2)  a resolution shall have been passed by the party’s directors to seek a winding up or administration order shall have been presented against that party or such an order shall have been made.

                                                                                                                                                (3)  a receiver, administrator receiver, receiver and manager, interim receiver, custodian, sequestrator or similar officer is appointed in respect of that party or over a substantial part of its assets or any third party takes steps to appoint such an officer in respect of that party or an encumbrancer takes steps to enforce or enforces its security.

                                                                                                                                                (4)  a proposal for a voluntary arrangement shall have been made in relation to that party under Part I Insolvency Act 1986.

                                                                                                                                                (5)  a step or event shall have been taken or arisen outside the United Kingdom which is similar or analogous to any of the steps or events listed at (1) to (4) above.

                                                                                                                                                (6)  that party takes any steps (including starting negotiations) with a view to making any general assignment, composition or arrangement with or for the benefit of all or some of the party’s creditors or makes or suspends or threatens to suspend making payments to all or some of that party’s creditors or the party submits to any type of voluntary arrangement; or

                                                                                                                                                (7)  where that party is resident in the United Kingdom it is deemed to be unable to pay its debts within the meaning of Section 123 Insolvency Act 1986.

“Licence Agreements”                     shall mean the Name and Trade Mark licence agreements and other evidence of entitlement to use the Names and Trade Marks which shall be attached hereto in Schedule D in accordance with the terms of Clause 13(b).

“Life Science Market”                           shall mean and include biology, biochemistry, genetics, molecular biology, biotechnology and all other branches of science and technology related to the biological sciences and “Life Science” shall be construed accordingly.

“Names”                                                                                                shall mean the Product names “Novaspec”, “Ultrospec”, “GeneQuant”, “UViMicro” and any logos, trademarks or trade names associated therewith.

“Notice Period”                                                            shall mean the eighteen (18) month period following service of notice of termination in accordance with Clause 16(b).

“Price List”                                                                                   shall mean the contents of Schedule B, which is a list of all the Current Instruments and Accessories, including the part number, description and transfer price to AP Biotech.

(i)                                     each party shall promptly return to the other party any Confidential Information of the other party (except to the extent necessary for either party to perform continuing obligations under Section 16(g)(iii)) below.

(ii)                                  Biochrom shall only be obliged to supply AP Biotech with further Products in respect of orders already accepted by AP Biotech.  Furthermore, AP Biotech shall be free to sell remaining quantities of Products to customers, after the termination date, as permitted under this Agreement but shall in all other respects cease to hold itself out as a distributor of Biochrom.

(iii)                               AP Biotech shall continue to be responsible for the support of customers of the Products sold by AP Biotech, unless this is otherwise agreed, in writing, between the two Parties.

(iv)                              for a period of six (6) months after the termination of this agreement, Biochrom agrees to pay AP Biotech a commission in the amount of five (5) percent of the actual selling price for each sale of a Current Instrument by Biochrom, or any distributor of Biochrom, to a customer in the Territory that was identified to Biochrom in writing and evidenced by a copy of a written quotation, for the sale of a Current Instrument, prior to such termination and;

(v)                                 AP Biotech may offer for return to Biochrom any inventory of the Products held by it, provided that Biochrom at its sole discretion may agree to repurchase the goods or otherwise.

(h)           If this Agreement terminates under Section 16(b),

(i)                                     AP Biotech undertakes during the Notice Period at AP Biotech’s option and in such proportion as AP Biotech elects either;

(a)           to purchase those quantities of Products; or

(b)           to make payments of equivalent value

to equal in total the value of 80% for the first twelve (12) months and 50% for the next six (6) months of the aggregate purchases made by AP Biotech during the twelve (12) calendar month period immediately preceding the Notice Period (“Termination Minimum”).  If the notice of termination is served during Year One, the Termination Minimum shall be calculated taking into account any purchases during the preceding twelve (12) calendar months, made by AP Biotech under the First Agreement.  If by the effective date of termination, AP Biotech shall have failed make purchases or payments equalling the Termination Minimum, it shall promptly pay to Biochrom the shortfall by wire transfer into such account as Biochrom advises it of in writing.  PROVIDED ALWAYS THAT, if during such notice period AP Biotech yields entirely to Biochrom the sale of Products in respect of any customer or part of the Territory, the Termination Minimum shall be reduced by an amount equal to 80% of the aggregate sales made by AP Biotech to that customer or in that part of the Territory (as applicable) during the 12 calendar month period immediately preceding the Notice Period.  Which customers or parts of the Territory should be yielded in this manner, (and when they shall be yielded), shall in each case be by agreement between the two parties.

(ii)           During the Notice Period, the following will apply in place of Section 2(c);

“Notwithstanding the provisions set forth in Section 2(b) above, Biochrom shall during the Notice Period be entitled to sell (or appoint other distributors to sell) products similar to the Current Instruments, in the Territory, that is to say products with the same base function and internal components as the Current Instruments, but with different names, branding, external appearance and design and not bearing the Names or the Trade Marks”.

SECTION 17:  NON-COMPETITION

(a)                                  During the term of this Agreement, AP Biotech will not, either solely or jointly with any person or entity, directly or indirectly at any time, engage in the Territory in the manufacture, distribution or sale of any Spectrophotometer products directly competitive with the Current Instruments.  Notwithstanding the foregoing, nothing in this Agreement shall prevent AP Biotech from: (i) engaging in the manufacture, distribution or sale of (A) mass spectrometers and related products or instruments in which mass spectrometers technology is utilised, (B) chromatography instruments and related products or instruments in which spectrophotometer technology is utilised, or (C) electrophoresis instruments and related products or instruments in which electrophoresis technology is utilised, including, without limitation, DNA sequencing instruments.

(b)                                 While the undertaking contained in Section 17(a) above is considered by the parties to be reasonable, if any such undertaking should be held invalid as an unreasonable restraint of trade or for any other reason but would have been held valid if part of the wording thereof had been deleted or the period thereof reduced or the range of activities or area dealt with thereby reduced in scope, said undertaking shall apply with such modifications as may be necessary to make them valid and effective.

(c)                                  The benefit of the undertaking contained in Section 17(a) above may be assigned in whole or in part by Biochrom in accordance with the terms of Section 19(c) hereof.

SECTION 18:  FORCE MAJEURE

Neither party shall be subject to any liability to the other party for failure to meet any of its obligations under this Agreement if such failure results from causes or circumstances beyond the reasonable control of the defaulting party, including any act of God, fire, explosion, perils of the sea, flood, draught, war, riot, sabotage, accident, embargo, interruption of or delay in transportation, strike, compliance with any order, direction, request from any governmental agency or office, other than the obligations of either party under Section 12 hereof.  The party which shall be subject to any such event of force majeure shall, promptly upon the occurrence thereof, notify the other party of the occurrence of such event and shall, promptly upon the cessation thereof, notify the other party of such cessation.

SECTION 19:  MISCELLANEOUS

(a)                                  Notices.  All notices required or authorised by this Agreement to be given by either party to the other shall be in writing and shall be delivered by hand or shall be sent by courier, registered mail (return receipt requested), or facsimile (receipt confirmed) to the following addresses:

Biochrom Limited

22 Cambridge Science Park

Milton Road

Cambridge

CB4 0FJ

England

Attention:              David Parr

Facsimile No:        01223 420238

with a copy to:

Harvard Apparatus, Inc.

80 October Hill Road

Holliston, MA 01746

Attention:              David Green

Facsimile No:        001 508 429 5732

If to AP Biotech, to:

Amersham Pharmacia Biotech UK Limited

Amersham Place

Little Chalfont

Buckinghamshire

HP9 9NA

England

Attention:              The Company Secretary

Facsimile No:        01494 542242

Any notice sent by registered mail, which is not returned to the sender as undelivered, shall be deemed to have been given on the second business day after being deposited in the mail.  Any notice sent by courier, shall be deemed to have been given on the date on which such notice was delivered by the courier service.  Any notice delivered by hand, or sent by facsimile, shall be deemed to have been given on the date on which such notice was delivered or sent.

(b)           Dispute Resolution

(i)                                     The parties will attempt in good faith to resolve any dispute or claim arising out of or relating to this Agreement promptly through negotiation between representatives of the parties who are duly authorised to resolve the dispute or claim.

(ii)                                  If such dispute is not resolved through such good faith negotiations within fourteen (14) days, the parties shall attempt in good faith to resolve the dispute through an alternative dispute resolution (“ADR”) procedure as recommended to the parties by the Centre for Dispute Resolution in England.

(iii)                               If the matter has not been resolved by an ADR procedure within forty-five (45) days of the initiation of such procedure, or if either of the parties will not participate in such ADR procedure, the parties shall be entitled to resolve the dispute or claim by recourse to the courts.

In the event of the dispute being referred to the courts under Section 19(b)(iii):

(x)                                 any controversy or claim of whatsoever nature arising out of or relating in any manner whatsoever to this Agreement or any breach of any terms of this Agreement shall be governed by and construed in accordance with the laws of England and

(y)                                 each party irrevocably acknowledges and agrees that the Courts of England shall have exclusive jurisdiction to resolve any controversy or claim of whatsoever nature arising out of or relating in any manner to this Agreement, any terms of this Agreement or any breach of this Agreement or any such terms.

(c)           Assignability:  Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.  Neither party may assign any of its rights or obligations hereunder except as may be contemplated hereby or except with the prior written consent of the other party; provided, however that either party shall be entitled to assign its rights and obligations hereunder without obtaining the prior written consent of the other party to a Group company

(d)           Entire Agreement

This Agreement, including the Schedules referred to herein, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings in connection therewith.

(e)           Execution in Counterparts

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one (1) and the same document.

(f)            Amendment

This Agreement may not be amended except in writing, duly and validly executed by each party hereto.

(g)           Severability

If any provisions of this Agreement shall be held by any arbitral panel or court of competent authority to be void and unenforceable in whole or in part, this Agreement shall continue to be valid and in full force and effect with respect to the other provisions hereof.

(h)           Third Party Rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

AMERSHAM PHARMACIA BIOTECH UK LIMITED

By:	/s/ [ILLEGIBLE]

Name:	[ILLEGIBLE]

Title:	VP Finance, APB UK Ltd.

BIOCHROM LIMITED

By:	/s/ David Parr

Name:	David Parr

Title:	Managing Director

Date:	24/7/2001

SCHEDULE A

Definition of Territory for Current Instruments and Accessories.

The World

excluding the following countries;

Angola

Botswana

Canada

Lesotho

Madagascar

Malawi

Mauritius

Mozambique

Namibia

New Zealand

Seychelles

South Africa

Swaziland

Zimbabwe

SCHEDULE B

Price List of all Current Products and Accessories, including their part number, description and transfer price to AP Biotech, as well as the Trade Marks under which they are sold.

Product Group 200

Spectrophotometry cells, accessories, consumables and spares

APBiotech Transfer Prices for 2001 in GBP

Item Number	Description	APB Transfer Price 2001	Line	Type
Current Instruments

80-2088-64	Novaspec II	***
80-2103-98	GeneQuant	***
80-2110-98	GeneQuant pro	***
80-2109-10	Ultrospec 1000	***
80-2112-21/22/27/28	Ultrospec 2100 pro (4 colour options)	***
80-2112-31/32/37/39	Ultrospec 3100 pro (4 colour options)	***
80-2112-33/34/35/36	Ultrospec 3300 pro (4 colour options)	***
80-2112-43/44/45/46	Ultrospec 4300 pro (4 colour options)	***

Accessories

Cells

80-2109-87	MICROSAMPLE VIEWER	***	4001	2

80-2001-97	CASE FOR 6*10MM CELLS	***	4001	2
80-2106-85	SET OF CELL SPACERS	***	4001	2
80-2107-70	CELL PACKERS (8) FOR 1MM PATHLENGTH CELLS)	***	4001	2
80-2107-71	CELL PACKERS (8) FOR 5MM PATHLENGTH CELLS)	***	4001	2

80-2004-53	DISP CUVETTE, UV and VIS METHACRYLATE (PKT)	***	4001	3
80-2055-13	TUBING KIT FOR FLOWCELL	***	4001	3
80-2080-60	10MM FLOWCELL AUTOFILL II/III/PLUS/4060	***	4001	3

80-2002-50	10MM TDS FLOWCELL AND MOUNT	***	4001	3
80-2002-51	1MM PATHLENGTH TDS FLOWCELL	***	4001	3
80-2002-54	1MM CELL TYPE O UV SILICA	***	4001	3
80-2002-57	5MM CELL TYPE O UV SILICA	***	4001	3
80-2002-58	10MM CELL TYPE O UV SILICA	***	4001	3
80-2002-63	50MM CELL TYPE O UV SILICA	***	4001	3
80-2002-70	10MM CELL TYPE 1 UV SILICA	***	4001	3
80-2002-77	10MM CELL TYPE 4 UV SILICA	***	4001	3
80-2002-81	10MM CELL TYPE 5 UV SILICA	***	4001	3
80-2002-95	10MM CELL TYPE 8 UV SILICA	***	4001	3
80-2002-99	10MM CELL TYPE 9 UV SILICA	***	4001	3
80-2003-05	10MM CELL TYPE 10 UV SILICA	***	4001	3
80-2003-09	10MM CELL TYPE 11 UV SILICA	***	4001	3
80-2003-12	100MM CELL TYPE 12 UV SILICA	***	4001	3
80-2003-13	40MM FUNNEL FLOWCELL	***	4001	3
80-2003-14	50MM FUNNEL FLOWCELL	***	4001	3
80-2003-15	1MM STANDARD CELL - TDS	***	4001	3
80-2003-83	1MM CELL TYPE O GLASS	***	4001	3
80-2003-85	5MM CELL TYPE O GLASS	***	4001	3
80-2003-87	10MM CELL TYPE O GLASS	***	4001	3
80-2003-93	50MM CELL TYPE O GLASS	***	4001	3
80-2003-98	10MM CELL TYPE I GLASS	***	4001	3
80-2004-15	10MM CELL TYPE 4 GLASS	***	4001	3
80-2004-41	10MM CELL TYPE 10 GLASS	***	4001	3
80-2004-45	10MM CELL TYPE 11 GLASS	***	4001	3
80-2004-49	TALL SERIES RECTANGULAR CELL	***	4001	3
80-2004-50	TEST TUBE GLASS 12MM PACK OF 10	***	4001	3
80-2004-51	TEST TUBE GLASS 24MM PACK OF 10	***	4001	3
80-2076-38	10MM 50 MICRO L UV SILICA CELL	***	4001	3
80-2079-60	FUNNEL FLOWCELL NOVASPEC II	***	4001	3
80-2099-89	2 MTCHD CELL STD REC LID UVS 10MMP	***	4001	3
80-2099-91	6 MTCHD CELL STD REC LID UVS 10MMP	***	4001	3
80-2099-97	6 MTCHD CELL STD REC LID GLS 10MMP	***	4001	3
80-2100-13	2 MTCHD CELL S/MICRO LID UVS 10MMP	***	4001	3
80-2100-15	6 MTCHD CELL S/MICRO LID UVS 10MM P/L	***	4001	3
80-2100-22	2 MTCHD CELL S/MICRO STP UVS 10MMP	***	4001	3
80-2100-25	2 MTCHD CELL MICRO LID UVS 10MM PL	***	4001	3
80-2100-27	6 MTCHD CELL MICRO LID UVS 10MM PL	***	4001	3
80-2103-68	ULTRA MICRO VOLUME CELL (5-7uL WORKING VOL	***	4001	3
80-2103-69	MICRO VOLUME CELL (70 UL WORKING VOLUME)	***	4001	3
80-2104-66	“HELIX” CAPILLARY CELL + 100 QUARTZ CAPILL	***	4001	3
80-2104-67	SPARE QUARTZ CAPILLARIES (100)	***	4001	3

80-2004-65	10 MM STANDARD CELL TDS	***	4001	3
80-2004-67	1 MM TDS FLOWCELL AND MOUNT	***	4001	3
80-2071-11	10MM FUNNEL F/CELL FOR ULTROSPEC II/III	***	4001	3
80-2108-12	TDS Flowcell 10mm P/L	***	4001	3
80-2108-13	TDS Flowcell 1mm P/L	***	4001	3
80-2109-79	CRISTASEAL PACK OF 10	***	4001	3
80-2109-80	8 MTCHD CELL STD REC LID UV 10MMP	***	4001	3
80-2109-81	8 MTCHD CELL STD REC LID GLS 10MMP	***	4001	3
80-2109-82	8 MTCHD CELL S/MICRO LID UV 10MMP	***	4001	3
80-2109-83	8 MTCHD CELL MICRO LID UV 10MMP	***	4001	3

80-2110-94	UViMICRO DISPOSABLE CELLS, 100	***	4001	3

80-2009-85	F/CELL+TUBING SPARES KIT ULTROSPEC 2000 SE	***	4001	4

Ultrospec 1000

80-2109-02	SERIAL INTERFACE ADAPTOR LEAD and SPREADSH	***	4010	2
80-2109-03	CHART RECORDER LEAD	***	4010	2
80-2109-04	2 POSITION MANUAL CELL CHANGER	***	4010	2
80-2109-05	50mm PATHLENGTH CELL HOLDER	***	4010	2
80-2109-06	WATER HEATED CELL HOLDER U1000	***	4010	2
80-2109-08	FITTING KIT FOR EXTERNAL SAMPLE DELIVERY	***	4010	2
80-2109-09	SPARE SINGLE CELL HOLDER	***	4010	2
80-2109-13	DUST COVER	***	4010	2
80-2109-33	TEST TUBE HOLDER, U1000	***	4010	2
80-2110-00	SWIFT 1000 APPLICATIONS SOFTWARE	***	4010	2

80-2108-63	BASIC UV/VIS SPECTRO BOOKLET	***	4010	2
80-2109-07	ELECTRICALLY HEATED CELL HOLDER U1000	***	4010	2
80-2109-12	USER MANUAL FOR ULTROSPEC 1000	***	4010	2
80-2109-15	ULTROSPEC 1000E TECHNICAL / USER MANUAL	***	4010	2
80-2109-34	COMBINED SERIAL / CHART INTERFACE (U1000)	***	4010	2
80-2109-45	DEMONSTRATION KIT USER MANUAL	***	4010	2
80-2110-18	USER MANUAL - SWIFT 1000 AND NOVASWIFT SOF	***	4010	2

80-2109-11	DEUTERIUM LAMP ASSY, 4010	***	4010	3

80-2109-36	POWER SUPPLY ASSY U1000	***	4010	4
80-2109-37	MAIN PCB ASSY U1000	***	4010	4
80-2109-38	PHOTOMETER PCB ASSY 4010	***	4010	4
80-2109-39	LAMP-SELECT MOTOR 4010	***	4010	4
80-2109-40	FILTER MOTOR ASSY 4010/4082	***	4010	4
80-2109-41	FILTER QUADRANT 4010	***	4010	4
80-2109-44	FAN 4010 SERIES	***	4010	4
80-2110-11	MAIN PCB ASSEMBLY, 4010 ISSUE 4	***	4010	4
80-2110-17	KEYBOARD/DISPLAY ASSY 4010	***	4010	4

80-2108-67	ULTROSPEC 1000 SERVICE MANUAL	***	4010	4
80-2109-12	KEYBD/DISPLAY ASSY U1000	***	4010	4
80-2110-68	CONTROL EPROM V1.8 4010 IC102	***	4010	4

80-2109-29	ULTROSPEC 1000E SHORT FORM CARD	***	4011	2

80-2109-01	TEMPERATURE CONTROLLER	***	4020	2
80-2109-46	CONTROLLER IC3 V1.0 (4020)	***	4020	4

Novaspec II

80-2001-10	TEST TUBE COVER (100MM) NOVASPEC II	***	4040	2
80-2103-70	NOVASPEC II USER MANUAL (PHARMACIA)	***	4040	2
80-2104-65	NOVASPEC FUNNEL F/CELL COVER ASSEMBLY	***	4040	2
80-2105-19	5 MM CELL HOLDER FOR NOVASPEC II	***	4040	2
80-2108-79	SEIKO DPU-414 SERIAL PRINTER	***	4040	2
80-2109-95	NOVASWIFT APPLICATIONS SOFTWARE	***	4040	2
80-2110-19	TEST TUBE HOLDER 12-20MM DIAMETER	***	4040	2

80-2001-11	SPECTRAL LIGHT PIPE NOVASPEC	***	4040	2
80-2077-57	MULTI-SIZE SAMPLE HOLDER NOVASPEC II	***	4040	2
80-2078-89	SPECTRAL LIGHT PIPE NOVASPEC II	***	4040	2
80-2079-61	10MM FUNNEL FLOWCELL VENTURI - NOVASPEC II	***	4040	2
80-2089-80	16 MM TEST TUBE HOLDER NOVASPEC II	***	4040	2
80-2094-88	FUNNEL FLOWCELL HOLDER S/A	***	4040	2
80-2095-03	WATER HEATED CELL HOLDER NOVASPEC II	***	4040	2

80-2103-16	RS 232C LEAD, SPECTRO TO EPSON P40 PRINTER	***	4040	2

80-2107-26	FUSE KIT 0 - NOVASPEC II	***	4040	3

80-2075-02	CONNECTOR 25 WAY “D” TYPE FEMALE SOCKET	***	4040	4
80-2077-48	GRATING ASSY	***	4040	4

80-2077-51	4040 FILTER WHEEL & MOTOR ASSEMBLY	***	4040	4
80-2077-52	FILTER WHEEL S/A-4040	***	4040	4
80-2077-56	MOUNTING BLOCK SUB ASSY 4040	***	4040	4
80-2077-69	PHOTOMETER PCB	***	4040	4
80-2077-71	FILTER WHEEL MOTOR S/A 4040	***	4040	4
80-2077-72	4040 GRATING MOTOR ASSEMBLY	***	4040	4
80-2077-82	LAMPHOLDER MOUNTING BLOCK - 4040	***	4040	4
80-2078-04	FILTER 10 DIA * 1 THK	***	4040	4
80-2078-04	FILTER 10 DIA * 1 THK	***	4040	4
80-2078-23	FUSE CARRIER (DOUBLE)	***	4040	4
80-2078-70	4040 LAMP HOLDER	***	4040	4
80-2086-52	SPINDLE	***	4040	4
80-2086-53	SPRING - 4040	***	4040	4
80-2090-96	4040+DIA MEMBRANE KEYBOARD	***	4040	4
80-2099-27	SAMPLE COVER S/A	***	4040	4
80-2101-32	DISPLAY WINDOW 4040	***	4040	4
80-2104-54	COLLIMATING MIRROR	***	4040	4
80-2107-34	MAIN PCB 4040 (CE)	***	4040	4
80-2107-35	TRANSFORMER 4040 (CE)	***	4040	4
80-2107-36	MAINS INLET (CE)	***	4040	4

80-2063-23	IC SN74LSOON	***	4040	4

80-2075-72	PULLEY	***	4040	4
80-2080-53	CELL SPRING CLIP NOVASPEC II	***	4040	4
80-2086-68	SERVICE MANUAL - 4040	***	4040	4
80-2088-93	E.U. (40 00 4563/80200597)	***	4040	4
80-2088-94	E.U. (40 00 7042/80207768)	***	4040	4
80-2101-57	CONTROL EPROM V1.2 DIA	***	4040	4
80-2106-40	NOVASPEC CLINICAL EPROM V1.0 (4040)	***	4040	4
80-2110-45	EPROM V2.3 (4040)IC100	***	4040	4

GeneQuant

80-2105-20	GENEQUANT USER MANUAL	***	4080	2

80-2104-56	DEUTERIUM LAMP GENEQUANT	***	4080	3

80-2104-57	MAIN PCB 4080	***	4080	4
80-2105-18	GENEQUANT DUST COVER	***	4080	4
80-2105-44	EPROM V2.2 (4080)P IC106	***	4080	4
80-2105-64	SIDE ARM SPRING CLIP FOR GENEQUANT	***	4080	4
80-2106-21	KEYBOARD - GENEQUANT	***	4080	4
80-2106-23	DISPLAY - GENEQUANT	***	4080	4
80-2107-37	TRANSFORMER / REAR PANEL 4080 (CE)	***	4080	4

80-2104-59	OPTICAL UNIT 4080	***	4080	4
80-2104-60	TOP COVER ASSEMBLY 4080	***	4080	4
80-2107-33	MoQ FILTER SET (MEDELCO) FOR GENEQUANT	***	4080	4
80-2110-54	CONTROL EPROM ASSY VI.8 ICI06 4080	***	4080	4

GeneQuant pro

80-2109-88	GENEQUANT CALIBRATION CHECK FILTER SET	***	4082	2
80-2109-96	PRINTER STAND - GENEQUANT/ULTROSPEC 1000	***	4082	2
80-2110-42	GENEQUANT CAL CHECK FILTER SET USER MANUAL	***	4082	2
80-2110-51	GENEQUANT PRO SHORT FORM CARD	***	4082	2
80-2110-89	USER MANUAL GENEQUANT pro (APB)	***	4082	2

80-2109-86	DEUTERIUM LAMP ASSY 4082 (GENEQUANT PRO)	***	4082	3

80-2109-99	USER MANUAL GQ PRO	***	4082	3

80-2110-32	TOP COVER ASSY 4082	***	4082	4
80-2110-33	PHOTOMETER PCB’s 4082	***	4082	4
80-2110-34	FILTER WHEEL ASSY 4082	***	4082	4
80-2110-35	MAIN PCB ASSY 4082	***	4082	4
80-2110-36	BOOT MODE SWITCH 4082	***	4082	4
80-2110-37	GENEQUANT PRO FLASH PROGRAMMER SOFTWARE	***	4082	4
80-2110-93	GENEQUANT pro TOP COVER ASSY (LARGE DISPLAY	***	4082	4

Ultrospec pro series accessories, consumables and spares

80-2105-49	TEMPERATURE CONTROL UNIT	***	4090	2
80-2105-88	SWIFT-SCAN SOFTWARE	***	4090	2
80-2105-89	SWIFT-KIN SOFTWARE	***	4090	2
80-2105-90	SWIFT-TIME SOFTWARE	***	4090	2
80-2105-91	SWIFT-QUANT SOFTWARE	***	4090	2
80-2105-92	SWIFT-MULTI SOFTWARE	***	4090	2
80-2105-93	SWIFT-FRAC SOFTWARE	***	4090	2
80-2105-97	RS232C I/F CABLE M/F 9 INST TO 9 COMP	***	4090	2
80-2106-01	4 POSITION CELL HOLDER	***	4090	2
80-2106-04	6 POSITION PELTIER HEATED CELL CHANGER	***	4090	2
80-2106-05	10MM SINGLE CELL HOLDER	***	4090	2
80-2106-06	ULTRAMICROVOLUME CELL HOLDER, 2 AXIS ADJUS	***	4090	2
80-2106-07	50MM SINGLE CELL HOLDER	***	4090	2
80-2106-08	WATER HEATED SINGLE CELL HOLDER	***	4090	2
80-2106-09	MICROVOLUME CELL HOLDER (50 UL)	***	4090	2
80-2106-10	CYLINDRICAL CELL HOLDER	***	4090	2
80-2106-11	HPLC CELL HOLDER AND FLOWCELL	***	4090	2
80-2106-12	10MM ELECTRICALLY HEATED CELL HOLDER	***	4090	2
80-2106-13	10MM PELTIER HEATED CELL HOLDER	***	4090	2
80-2106-14	Tm PROGRAMMABLE HEATED CELL HOLDER AND SO	***	4090	2
80-2106-15	SIPPER	***	4090	2
80-2106-19	DUST COVER 4090	***	4090	2
80-2106-24	ULTROSPEC 2000 USER MANUAL	***	4090	2
80-2106-26	SWIFT-LAB SOFTWARE	***	4090	2
80-2106-31	SWIFT-METHOD SOFTWARE	***	4090	2
80-2106-51	RS232C I/F CABLE M/F 9 INST TO 25 COMP	***	4090	2
80-2106-59	SWIFT SOFTWARE USER MANUAL	***	4090	2
80-2106-60	PRINTER STAND	***	4090	2
80-2108-80	SEIKO DPU-414 PARALLEL PRINTER	***	4090	2
80-2109-70	8 POSITION WATER HEATED CELL CHANGER	***	4090	2

80-2104-96	AUTOSAMPLER INTERFACE KIT (2000/3000/4000)	***	4090	2
80-2105-95	CHART RECORDER CABLE	***	4090	2
80-2106-78	ACCESSORIES USER MANUAL	***	4090	2

80-2107-14	100MM SINGLE CELL HOLDER	***	4090	2
80-2108-10	SINGLE CELL HOLDER - USE WITH MAGNETIC STI	***	4090	2
80-2108-64	SPECTROPHOTOMETRY DEMO KIT	***	4090	2

80-2009-80	PRINTER PAPER (PACKET 5) THERMAL, 40 CHAR	***	4090	3
80-2106-16	TUNGSTEN HALOGEN LAMP 4090	***	4090	3

80-2106-17	DEUTERIUM LAMP ASSY, 4090	***	4090	3

80-2080-74	PUMP TUBING (PKT OF 6)	***	4090	3

80-2106-99	VITON PUMP TUBING	***	4090	3

80-2106-18	BASEPLATE PLUG FOR 4090 SAMPLE COMPARTMENT	***	4090	4
80-2106-44	PHOTOMETER PCB ASSY 4090	***	4090	4
80-2106-45	LAMP-SELECT MOTOR ASSY	***	4090	4
80-2106-46	FILTER MOTOR ASSY	***	4090	4
80-2106-48	CELL MOTOR ASSY 4090	***	4090	4
80-2106-49	DISPLAY MODULE 4090	***	4090	4
80-2106-50	KEYBOARD + WINDOW 4090	***	4090	4
80-2106-61	CELL CHANGER THUMB SCREW	***	4090	4
80-2106-80	CONCAVE DIFFRACTION GRATING	***	4090	4
80-2107-38	MAIN PCB ASSY 4090 (CE)	***	4090	4
80-2107-39	POWER SUPPLY ASSY 4090 (CE)	***	4090	4
80-2107-47	FAN 4090 SERIES	***	4090	4
80-2107-48	FILTER QUADRANT ASSY	***	4090	4
80-2108-62	LAMP SELECT MIRROR 4090	***	4090	4

80-2106-52	ULTROSPEC 2000 SERVICE MANUAL	***	4090	4
80-2106-83	HEIGHT GAUGE	***	4090	4
80-2107-00	EPROM V2.0 (IC14) TEMP CONTROL UNIT	***	4090	4
80-2107-18	CALIBRATION SOFTWARE AND FILTERS-ACCRED EN	***	4090	4
80-2107-66	EPROM V1.90 4090 IC105 VAN DER HEYDEN	***	4090	4
80-2108-60	LAMP ACCESS COVER 4090	***	4090	4
80-2108-61	CELL COMPARTMENT ACCESS COVER (4090)	***	4090	4
80-2108-96	ELSA SERVICE CD-ROM	***	4090	4
80-2109-59	EPROM V2.2 4090 IC105	***	4090	4
80-2109-65	SET OF SUPPORT PILLARS FOR ULTROSPEC	***	4090	4
80-2110-21	SLAVE MICROCONTROLLER V1.9 4090/4094 IC127	***	4090	4

80-2110-73	SPREADSHEET INTERFACE SOFTWARE	***	4094	2

80-2106-55	VGA DRIVER PCB 4094	***	4094	4
80-2106-56	VGA DISPLAY 4094	***	4094	4
80-2106-57	KEYBOARD + WINDOW 4094	***	4094	4
80-2110-58	U3000 INTERFACE PCB KIT (INCLUDES EPROM)	***	4094	4

80-2106-53	ULTROSPEC 3000 SERVICE MANUAL	***	4094	4
80-2108-97	EPROM V2.1 (4094)	***	4094	4

80-2110-65	U3000/3000pro INTERFACE PCB (4094/4095)	***	4095	4

80-2111-31	KEYBOARD & WINDOW 4095	***	4095	4
80-2111-31-DX	KEYBOARD AND WINDOW 4095	***	4095

80-2111-33	SLAVE MICROCONTROLLER V2.1 4095 IC127	***	4095	4
80-2111-37	EPROM V1.1 4095 IC105	***	4095	4

80-2108-31	SWIFT II - METHOD S/W	***	4096	2
80-2109-50	QUAL/PERF VERIF LOGBOOK FOR PCB UV/VIS SPE	***	4096	2
80-2110-63	SWIFT II CULTURE S/W	***	4096	2
80-2107-88	SWIFT II - SCAN S/W	***	4096	2
80-2107-89	SWIFT II - KIN S/W	***	4096	2
80-2107-90	SWIFT II - TIME S/W	***	4096	2
80-2107-91	SWIFT II - QUANT S/W	***	4096	2
80-2107-92	SWIFT II - MULTI S/W	***	4096	2
80-2107-93	SWIFT II - FRAC S/W	***	4096	2
80-2108-01	8 POSITION CELL CHANGER	***	4096	2
80-2108-03	SUPPORT PLINTH	***	4096	2
80-2108-04	ULTROSPEC 4000 USER MANUAL	***	4096	2
80-2108-14	VINYL TUBE KIT FOR TDS	***	4096	2
80-2108-15	TDS FLOWCELL KIT 10mm PL NO SOFTWARE	***	4096	2
80-2108-16	TDS FLOWCELL KIT 1mm PL NO SOFTWARE	***	4096	2
80-2108-25	SWIFT II USER MANUAL	***	4096	2
80-2108-26	SWIFT II - LAB S/W	***	4096	2
80-2108-59	CELL ACCESS COVER TDS	***	4096	2

80-2110-74	FILTER QUADRANT ASSY	***	4096	4

80-2108-05	ULTROSPEC 4000 SERVICE MANUAL	***	4096	4
80-2108-09	PHOTOMETER PCB ASSY 4096	***	4096	4
80-2109-63	SLAVE MICROCONTROLLER V1.3 4096 IC127	***	4096	4
80-2109-64	EPROM V2.1 4096 IC105	***	4096	4
80-2110-16	EPROM V2.2 4096 IC105	***	4096	4
80-2110-28	FILTER QUADRANT UPDATE KIT INC SLAVE V1.5	***	4096	4

Ultrospec 2100 pro

80-2111-63	USER REFERENCE GUIDE - ULTROSPEC 2100 pro	***	4190	2

80-2111-76	USER MANUAL ULTROSPEC 2100 pro	***	4190	2
80-2112-13	PRINTER STAND ULTROSPEC 2100 pro	***	4190	2
80-2112-14	SUPPORT PLINTH ULTROSPEC pro SERIES	***	4190	2
80-2112-15	SIPPER - ULTROSPEC pro SERIES	***	4190	2

80-2111-22	MAIN PCB ASSY U2 100 SPARES ITEM	***	4190	4
80-2111-23	HITACHI LCD DISPLAY U2 100 SPARES ITEM	***	4190	4
80-2111-24	PHOTOMETER REF CH. ASSY U2100 SPARES ITEM	***	4190	4
80-2111-25	PHOTOMETER SIGNAL CH. ASSY SPARES ITEM	***	4190	4
80-2111-26	XENON PSU PCB ASSY U2100 SPARES ITEM	***	4190	4
80-2111-27	DC-DC CONVERTER ASSY U2100 SPARES ITEM	***	4190	4
80-2111-28	POWER SUPPLY U2100 SPARES ITEM	***	4190	4
80-2111-29	XENON LAMP SPARES ITEM	***	4190	4

80-2111-39	FILTER QUADRANT ASSY U21/3100 SPARES ITEM	***	4190	4

Ultrospec 3100 pro

80-2111-64	USER REFERENCE GUIDE - ULTROSPEC 3100 pro	***	4194	2

80-2111-77	USER MANUAL ULTROSPEC 3100 pro	***	4194	2

80-2111-20	MAIN PCB ASSY U3100 SPARES ITEM	***	4194	4
80-2111-67	U3100 PRO 1/4 VGA DISPLAY SPARES ITEM	***	4194	4

Ultrospec 3300 pro

80-2111-65	USER REFERENCE GUIDE - ULTROSPEC 3300 pro	***	4195	2

80-2111-78	USER MANUAL ULTROSPEC 3300 pro	***	4195	2

80-2111-68	CONTROL EPROM V1.0 4195 IC105	***	4195	4

Ultrospec 4300 pro

80-2111-79	USER MANUAL ULTROSPEC 4300 pro	***	4196	2

SCHEDULE C

Biochrom’s standard terms of training and support.

[BIOCHROM LOGO]                                                                                                                                                 [SEAL]

2001

TRAINING AND SUPPORT

AMINO ACID ANALYSERS

AND

SPECTROPHOTOMETERS

Biochrom Ltd

Cambridge Science Park

Milton Road

Cambridge CB4 0FJ

England

Telephone:	+44 (0) 1223 423723
Telefax:	+44 (0) 1223 420164
E-mail:	biochrom@biochrom.co.uk
Enquiries:	enquiries@biochrom.co.uk

INDEX

BIOCHROM SUPPORT TEAM

TRAINING AND SUPPORT INFORMATION

INSTRUMENT SERVICE TRAINING - ANALYSERS

INSTRUMENT SERVICE TRAINING - SPECTROPHOTOMETERS

AMINO ACID ANALYSIS TRAINING - CUSTOMER TRAINING

PRODUCT SPECIALIST TRAINING

SAMPLE ANALYSIS AND COLUMN CLEANING

RETURN AUTHORISATION PROCEDURE

WARRANTY STATEMENT: SPECTROPHOTOMETERS
AMINO ACID ANALYSERS

DEUTERIUM AND XENON LAMPS WARRANTY POLICY

TRAINING COURSE REGISTRATION FORM

RETURN AUTHORISATION FORM

HEALTH AND SAFETY DECLARATION

2

BIOCHROM SUPPORT TEAM

SALES AND MARKETING MANAGER:		Mike Human

Responsible for all aspects of sales and marketing for Spectrophotometers and Amino Acid Analysers.

Direct phone: +44 (0)1223 427813		E-mail: mike.human@biochrom.co.uk

AAA BUSINESS MANAGER:		Mark Longster

AAA Marketing, Product Support for AAA.

Direct phone: +44 (0)1223 427820		E-mail: mark.longster@biochrom.co.uk

EUROPEAN SALES AND MARKETING MANAGER:		Kees de Rijke

Responsible for sales and marketing of Biochrom products in Europe.

Direct phone:	+31 65341 0502	E-mail: kees.derijke@biochrom.co.uk
Direct fax:	+31 10286 9343

AAA SOFTWARE SUPPORT:		Rob Snelling

Product Support for AAA Software.

Direct phone: +44 (0)1223 427819		E-mail: rob.snelling@biochrom.co.uk

SERVICE SUPPORT MANAGER:		Henry Ibanez

Analysers and Spectrophotometers service.
Training, service documentation, field support, technical support, installation.

Direct phone: +44 (0)1223 427815		E-mail: henry.ibanez@biochrom.co.uk

SERVICE SUPPORT ENGINEER:		Keith Jest

Analysers and Spectrophotometers service.
Training, service documentation, field support, technical support.

Direct phone: +44 (0)1223 427814		E-mail: keith.jest@biochrom.co.uk

APPLICATIONS MANAGER:		Mike Davies

Advice on customer applications, customer training, pre-sales and customer sample analysis, evaluation of new methods, chemical development for both Spectrophotometry and AAA products.

Direct phone: +44 (0)1223 427809		E-mail: mike.davies@biochrom.co.uk

3

PROJECTS AND QUALITY SYSTEMS MANAGER:	Warren Reeves

Chemical quality complaints and column support.

Direct phone: +44 (0)1223 427830	E-mail: warren.reeves@biochrom.co.uk

APPLICATIONS CHEMIST:	Ghulam Jumah

Applications, customer sample analysis, customer training.

Direct phone: +44 (0)1223 427844	E-mail: ghulam.jumah@biochrom.co.uk

SPECTROPHOTOMETRY BUSINESS MANAGER:	Andrew Dadd

Spectrophotometer Marketing, product support for spectrophotometers.

Direct phone: +44 (0)1223 427810	E-mail: andrew.dadd@biochrom.co.uk

BUSINESS COMMUNICATIONS CO-ORDINATOR:	Natasha Bond

Responsible for general marketing co-ordination and all arrangements for training courses.

Direct phone: +44 (0)1223 427812	E-mail: natasha.bond@biochrom.co.uk

E-MAIL SUPPORT

In addition, you can contact us at the e-mail addresses listed below:

aaa.support@biochrom.co.uk	for analysers support

spectro.support@biochrom.co.uk	for spectrophotometers support

4

TRAINING AND SUPPORT INFORMATION

INTRODUCTION

During 2001, we will be offering several courses for AAA and Spectrophotometry service and AAA customer training.  All details are given in this booklet.

IN-HOUSE TRAINING

To give the customer the type of service we wish, we have to invest in training our engineers.  Being well trained and professional leads to customer satisfaction which in turn can lead to future sales, but the biggest benefit is the pride of the engineer.

The training course charges have been calculated fairly (we are not going to make a profit short-term to jeopardise our long term business).  It will enable us to invest in training materials and equipment to ensure your engineers return home equipped to solve the problems.  We are also helping by keeping the same prices as in previous years.

SALES SUPPORT

All pre-sales activities will be free of charge, i.e. brochures, application notes and technical support by telephone, telefax and e-mail.

It is the sales subsidiary’s responsibility to install instruments and train the customers, but if a sales subsidiary requests assistance or retraining by Biochrom specialist (either applications or service) then we will endeavour to accommodate you.

Expenses vary from country to country but include daily allowance, airfare, transportation and hotel accommodation.  We will supply all literature in English free of charge but should you wish to have our literature printed in your own language, we will be happy to quote you for the costs, provided we have your translation.

REGIONAL TRAINING AND INSTALLATIONS

The Instrument Support team will be happy to provide regional (local) training.  The charges are listed below.  Expenses comprise:  Hotel Accommodation + Flights + Transportation + Daily Allowance) and Service Manuals.  This may prove more cost effective for sales subsidiaries with large service centers.  The same policy will be applied for installations.

Charges for 2001 are detailed below:

AAA Installation (including initial customer training) Four/Five days:	*** expenses

Regional Training	*** per day + expenses
+ Service Manuals

Local Support or extra days	*** per day + expenses

NEW PRODUCT TRAINING

New product launch training tuition will be available free of charge.

5

INSTRUMENT SERVICE TRAINING – ANALYSERS

Biochrom Ltd offer service training courses for dedicated amino acid analyser engineers.

These service training courses provide the engineers with a total introduction to the Biochrom 20 Plus and the Biochrom 20 Amino Acid Analysers, and the EZChrom integration system.

These service courses also provide an in-depth look at instrument operation, servicing and fault-finding theory.

The dates for these courses are as follows:

Week 13	26th March - 29th March	AAA Service

Week 41	10th October - 13th October	AAA Service

The fees for 2001 are per person, per course which includes tuition, all service manuals, transportation to and from course, lunches and one course dinner.  Hotel accommodation is not included.

AAA Service course fees:	***	- 4 Days + VAT

Should you require extra days or specific training, this will be charged	***	VAT per day.

Note:  A charge of *** will be made if places are cancelled 3 weeks or less before a course.

For registration for 2001 Service Training Courses, please photocopy the Telefax form on page 15 of this booklet, complete and return to Natasha Bond, Business Communications Co-ordinator, at Biochrom Ltd.

6

INSTRUMENT SERVICE TRAINING - SPECTROPHOTOMETERS

The first three days course covers basic theory and servicing of instruments within the support period (Ultrospec III, Ultrospec Plus and Biochrom 4060).  The following four days course covers basic theory and servicing of instruments of the current product range:  GeneQuant, I, II and pro, Novaspec II and the Ultrospecs 1000, 2000, 3000, 3000pro, 4000, 2100pro, 3100pro, 3300pro and 4300pro.

The Calibration Software and NPL–traceable Filter Kit 80-2107-18 for UV/Vis instruments and the Calibration Filter Kit for the GeneQuantpro 80-2109-88 are available as an optional extras to delegates attending either accreditation course.  The filter kits allow you to test the calibration of all of our spectrophotometers or the GeneQuantpro and print out a certificate of the test results.  We strongly recommend that you purchase these when coming for training if you don’t already own a set.  In addition to the potential of setting-up your own calibration service, much of the courses will be centred around a structured approach to the calibration of spectrophotometers.

The dates for these courses are as follows:

Week 11	14th March – 16th March	Spectrophotometry Accreditation I - Support Period Instruments

Week 12	19th March – 22nd March	Spectrophotometry Accreditation II - Current Instruments

Week 42	17th October – 19th October	Spectrophotometry Accreditation I - Support Period Instruments

Week 43	22nd October – 25th October	Spectrophotometry Accreditation II - Current Instruments

The fees for 2001 are per person, per course which includes, tuition, all service manuals, transportation to and from course, all lunches and one course dinner.  Hotel accommodation is not included.

Spectrophotometry Accreditation Course Fees:	***	+ VAT - 7 days (both courses)
	***	+ VAT - 4 days (current instruments)
	***	+ VAT - 5 days (support instruments)
Should you require extra days or specific training, this will be charged	***	+ VAT per day

Note:  A charge of *** will be made if places are cancelled 3 weeks or less before a course.

Calibration Kits

80-2107-18	Calibration Software Package, manual, and NPL-traceable calibration filters - for UV/Vis spectrophotometers Recalibration of Software and Filter Kit(1) (recommended every two-years)	***	+ VAT + freight
		***	+ VAT + freight

80-2109-88	Calibration filter kit for GeneQuant pro	***	+ VAT + freight
	Recalibration of filter kit(2) (recommended every two years)	***	+ VAT + freight

(1)  Recalibration of absorbance standards is NAMAS accredited

(2)  Recalibration is NIST accredited

For registration for 2001 Service Training Courses, please photocopy the Telefax form on page 15 of this booklet, complete and return to Natasha Bond, Business Communications Co-ordinator, at Biochrom Ltd.

7

AMINO ACID ANALYSIS TRAINING - CUSTOMERS

Biochrom Ltd offers courses for customers who have recently purchased a Biochrom 20 Plus.  The courses are therefore aimed at customers who have been operating their instrument in their own workplace, following installation and on-site training.

The courses provide a theoretical introduction to amino acid analysers, daily operating and maintenance procedures.  Simple trouble-shooting and fault-finding are also a valuable part of the course.  Chemical systems and sample preparation are discussed in detail as are the other parameters which affect the instrument’s performance.

Also included is training on the Biochrom 20 Plus software and current integration software.  However Windows™  training is not given as it is assumed that the customer is already competent in this area.  If this is not the case then the customer should attend a Windows training course before coming to Biochrom.

The duration of courses is 4 days (09:00 – 17:00), except Mondays (09:30 – 17:00).

Note:      All delegates are advised to bring their own laboratory coats with them.

The dates for these courses are as follows:

Week 6	5th February - 8th February

Week 10	5th March - 8th March

Week 20	14th May - 17th May

Week 25	18th June - 21st June

Week 30	23rd July - 26th July

Week 36	3rd September - 6th September

Week 40	1st October - 4th October

Week 48	26th November - 29th November

Customer Training courses at Biochrom Ltd	Four day course ***

These fees are per person, per course.  This includes tuition, course material, lunches and one evening dinner.

They do not include accommodation, breakfast or evening meals; these are payable by the customer during their stay.

They do not include Transport to/from the airport and to/from Biochrom Ltd; this will initially be paid for Biochrom and the appropriate sales company will be billed following the completion of the course.

Tailored Customer Training/Regional Training	***	per day + Expenses

All booking are to be made via the local sales office who will be billed by Biochrom Ltd following the completion of the course.

For registration for 2001 Customer Training Courses, please photocopy the Telefax form on page 15 of this booklet, complete and return to Natasha Bond, Business Communications Co-ordinator, at Biochrom Ltd.

8

PRODUCT SPECIALIST TRAINING

AMINO ACID ANALYSIS PRODUCT SPECIALIST TRAINING

This course will provide the product specialist with all information necessary to support the AAA range.  We tailor the course individually and provide the theory of AAA as well as routine maintenance and installation techniques.  Applications and competitor analysis will also be included.

The dates for these courses are as follows:

Week 23	4th June – 7th June

Week 44	28th October – 1st November

Amino Acid Analysers Specialist courses.	Four days: *** + VAT

The fees are per person, per course, which includes tuition, course material documents, transportation between the hotel and Biochrom, lunches and one course dinner.

All courses are conducted in English and comprise of four days training.

For registration for 2001 Training Courses, please photocopy the Telefax form on page 15 of this booklet, complete and return to Natasha Bond, Business Communications Co-ordinator, at Biochrom Ltd.

9

SAMPLE ANALYSIS AND COLUMN CLEANING

SAMPLE ANALYSIS

Pre-sales sample analysis will be charged for at the rates detailed below but will be credited if the prospective customer subsequently purchases an Amino Acid Analyser.

Our Applications Laboratory will be happy to analyse samples for potential customers.  Check details of the analyses required with Mike Davies, prior to acceptance of samples.

Sample Running + specialised applications + non standard	***	+ VAT per hour

Protein Hydrolysate Sample	***	+ VAT per sample

Oxidised Feedstuffs Protein Hydrolysate Sample	***	+ VAT per sample

Physiological Fluid Sample	***	+ VAT per sample

COLUMN CLEANING

During 2001 we shall continue to offer this service which has been very popular with our customers.

Most columns benefit from cleaning but there are certain contaminants which are difficult to remove and therefore we require full details about the column and its use before we agree to carry out any work.

To return a column the return authorisation procedure on page 11 should be followed.

We are able to provide top up resin as long as the batch is available from our stock.

Analytical Column Cleaning, Repacking and Testing	***	+ VAT per column

1g Top Up Resin	***	+ VAT (REUP)
	***	+ VAT (T.P.)

6g New Resin	***	+ VAT (REUP)
	***	+ VAT (T.P.)

Pre-Wash Column Cleaning/Repacking	***	+ VAT

We do not advise the mixing of batches of resin because differences of cross-linkage can give high back pressure and affect chromatography.

10

RETURN AUTHORISATION PROCEDURE

Return for Repair

This procedure is for all instruments, accessories or spare parts that cannot be repaired by the sales subsidiary (for PCBs see below).  A Return Authorisation form, included in page 16, must be completed and faxed to Warren Reeves at Biochrom Ltd, together with the service report form and a clear and precise description of the fault and what action has been taken to try and effect repair.  A service/Repair Order number (S/RO) will be faxed/E-mailed to you.

Ensure the goods being returned are securely packaged and the RO number appears on the outside of the package and on all accompanying paperwork.  If goods being returned for repair are still under warranty, please provide information on date of purchase and serial number, if applicable.

ACCESSORIES OR INSTRUMENTS WITH A LIST PRICE OF LESS THAN *** WILL NOT BE ACCEPTED FOR REPAIR

SPARE PARTS WITH A LIST PRICE OF LESS THAN *** WILL NOT BE ACCEPTED FOR REPAIR

RE-WORK FEES FOR 2001 *** PER HOUR

All other return procedures as detailed below require a Return Authorisation form to be completed but this should be directed to Central Distribution, Uppsala who will handle the request:

Warranty Claim - Missing parts

Warranty Claim - Malfunctioning instrument or accessory

Warranty Claim - Malfunctioning spare parts

Return for Repurchase

Goods damaged in transit

PCB Exchange Scheme

Biochrom PCBs are available through the Uppsala PCB Exchange Scheme.  Please return all faulty PCBs to Uppsala and order a replacement board at the same time.  You will be credited in the usual way.

HEALTH AND SAFETY DECLARATION

All instruments authorised for return must be accompanied by a Health and Safety

Declaration form, completed and signed.  This form is enclosed in page 17 of this booklet.

Any instruments returned without this form duly completed and signed will be returned without work being carried out and any shipping charges will be carried by the customer.

11

WARRANTY STATEMENT - SPECTROPHOTOMETERS

Spectrophotometer Product Range - New Instruments

With effect from 1st Jan 2000, all instruments (including GeneQuant) carry a warranty for 15 months from the date of manufacture or 12 months from date of officially supplied installation, whichever is the sooner.

Spectrophotometry Product Range - Reconditioned Instruments

The warranty period for reconditioned instruments is 90 days from date of purchase.

Repair Policy

For all instruments, accessories and space parts required at Biochrom Ltd, a warranty period of 90 days will apply unless the item is already covered by one of the warranty periods described above.

If difficulty is being experienced with a repair under warranty, please contact us for help and advice prior to carrying out expensive repairs which may be uneconomic or unnecessary.

The general warranty conditions are only valid if the merchandise has been used within its specification and in all respects has been operated and maintained in a normal, proper manner in accordance with the User Manual.  Lamps are not included under these conditions but Deuterium and Xenon lamps are covered by a separate guarantee (see page 14).

The general warranty conditions are not valid if the defect is due to accident, unauthorised modification, unauthorised repair attempt, incorrect operation or transport damage.

12

WARRANTY STATEMENT - AMINO ACID ANALYSERS

Biochrom 20 Plus - New Instruments

Biochrom Ltd guarantees that the product supplied has been thoroughly tested to ensure that it meets its published specification.  This warranty is valid only if the product has been used within its specification and in all respects has been operated and maintained in a normal, proper manner in accordance with the Instruction Manual.

Chromatographic performance is guaranteed to our specification only if the columns, chemicals and reagents used are provided or approved by Biochrom Ltd.  Use of other third party supplied columns, reagents, etc, will invalidate this warranty.

The general warranty conditions are not valid if the defect is due to accident, unauthorised modification, unauthorised repair attempt, incorrect operation or transport damage.

Biochrom Ltd can accept no liability for loss or damage, however caused, arising from the faulty or incorrect use of this product.

Reconditioned Instruments

The warranty period for reconditioned instruments is 90 days from date of purchase.

AAA - Chemicals

All chemicals manufactured supporting the AAA product range do not carry an expiry date, but we advise use within 3 years of manufacture if stored correctly.

Repair Policy

For all instruments, accessories and spare parts repaired at Biochrom Ltd a warranty period of 90 days will apply unless the item is already covered by one of the warranty periods described above.

If difficulty is being experienced with a repair under warranty, please contact us for help and advice prior to carrying out expensive repairs which may be uneconomic or unnecessary.

The general warranty conditions are only valid if the merchandise has been used within its specification and in all respects has been operated and maintained in a normal, proper manner in accordance with the Instruction Manual.

The general warranty conditions are not valid if the defect is due to accident, unauthorised modification, unauthorised repair attempt, incorrect operation or transport damage.

13

DEUTERIUM AND XENON LAMPS WARRANTY POLICY

The Deuterium Lamp is considered to be a consumable item but it is also covered by a separate warranty to the instrument.  Lamp changing (i.e. engineers time) is not covered by warranty as we believe customers should be able to do this themselves.

Ultrospec Range

We will credit you the cost of a whole new Deuterium Lamp if the lamp fails when it is less than 15 months old (since date of manufacture) AND has been used for less than 750 hours.

The age of the lamp can be determined by the serial number (2 letters and 4 digits) engraved on the metal plate on the opposite side to the lamp emitting window.  Please fax the information to Henry Ibanez at Biochrom Ltd to confirm the manufacture date.

The hours used can be determined from the “hour-meter” inside the Ultrospec III (remember this reads from right to left, representing 0 to 1000 hours) or the appropriate function in the Ultrospec 1000, 2000, 3000 and 4000 product range.

Biochrom 4060

For the Biochrom 4060 the policy is the same as for the Ultrospec range.  The serial number is in the same place, but the hours need to be read form the “configure” button on the instrument control panel.

GeneQuant

Due to the new “demand-switched” mode of operation, the Deuterium Lamp in the GeneQuant (RNA/DNA Calculator) is guaranteed for 1 year regardless of hours used.

The procedure for checking the age of the lamp is the same as that for Ultrospec range and Biochrom 4060.

The correct procedure is:

1.   Confirm with Henry Ibanez that the lamp is covered by warranty and get an RO Number.

2.   Return the lamp to Biochrom.

3.   We will issue credit once lamp failure is confirmed.

The Xenon lamp has a 3-year warranty.  Note that this lamp cannot be fitted by a customer and has to be fitted by an accredited engineer

For all of the above:

Warranty will only be given once we have received the lamp and confirmed with our supplier that it is faulty.  Do not send any Lamps back until we have confirmed they are within the warranty period and given you an S/RO Number (see page 11 for the Return Authorisation procedure).

14

TELEFAX

To:	Natasha Bond	Company:	Biochrom Ltd

From:		Country:

Fax No:	+ 44(0)1223 420164	Direct phone:	+44(0)1223 427812

E-Mail address: natasha.bond@biochrom.co.uk

Pre-Course Registration Form

Sales Company/Representative:

Contact:

Delegate Name:

Please tick where appropriate:

Type of course:	AAA Customer	☐

	Instrument type: Biochrom 20 Plus	☐

	Instrument type: Biochrom 20	☐

Instrument Serial Number

Data Handling system

	AAA Product Specialist	☐

	AAA Service Training	☐

	Spectrophotometer Accreditation I	☐

	Spectrophotometer Accreditation II	☐

	Is the Software and Filter Kit required? (Please order 60-2107-18 from Biochrom)	☐

Course Date:

Week Number:

15

RETURN AUTHORISATION FORM - Request for S/RO number

This form MUST be filled in before any item is returned to Warren Reeves in Biochrom Ltd.  Any items returned without the Service/Repair Order (S/RO) authorisation number will be held in quarantine until this form is completed.

SECTION 1 (Identification)

	Contact Name	Position
	Sales Company	Country

	Users Name	Institution

	Item Part Number or	Appropriate Delivery Date
	Instrument Type	Serial Number

Is there a fault with the item?	YES	☐ Go to Section 2
	NO	☐ Go to Section 3

Why are you returning it?

(continue on a separate sheet if necessary)

SECTION 2 (Fault information)

When was the fault noticed?             UNPACKING/SWITCH ON/DURING OPERATION

How long have you had the item/instrument?

In what application is it being used?

Brief description of the fault and any actions taken

(continue on a separate sheet if necessary)

SECTION 3 (Action)

Do you want:	(a)	This item repaired and returned? ☐
	(b)	A credit note for the cost of this item? ☐
	(c)	A replacement item? ☐

Please Note:	We cannot issue an S/RO number until this form is fully completed.
We cannot accept any item without an S/RO number.

Important:	Has the Health and Safety Declaration form been filled and enclosed? ☐ See page 18.

Signature                                                                                                         Date

SECTION 4 (Biochrom use only)

S/RO Number	Customer Compliant Form required? ☐

Date item/instrument received	CCF Number

S/RO Number input on MFG/PRO? ☐	Action from Section 3 taken? ☐

Warranty or Billable?	Date closed

16

[BIOCHROM LOGO]

Health and Safety Declaration Form

1.   Please note that instrumentation will not be accepted for servicing or return until this form is properly completed.

2.   We cannot accept non-decontaminated, non-sanitised instruments.

3.   Failure to complete the form or comply with the Health and Safety clearance procedure can endanger Biochrom Ltd service personnel and lead to delays in servicing the equipment.

Equipment:

Serial No:

Name:

Phone No:

Liquid in instrument is:

☐ Water	☐ Ethanol	☐ Other	☐ None, empty

Specify if the equipment has been in contact with any of the following

☐ Radioactivity *	☐ Blood borne pathogens *

☐ Caustic chemicals	☐ Other (please specify)

* If box checked please circle one:           Cleaned           Not cleaned

I hereby certify that the equipment has been decontaminated and/or sanitised as per OSHA/DOT regulations.

I also agree to give Biochrom Ltd sole control of the system/instruments as specified above.

Signed                                                               Position                                                                               Date

17

SCHEDULE  D

Trade Mark License Agreements.

To be added within six (6) months of the commencement of the Distribution Agreement, see Section 1, Definitions “Licence Agreements” and Clause 13 (b)

SCHEDULE  E

Technical Specifications of all Current Instruments.

Ultrospec 3300 pro Technical Specifications

Wavelength range	190-1100nm, in 0.1nm steps
Monochromator	Concave grating with 1200 lines/mm

Wavelength calibration	automatic upon switch-on
Spectral bandwidth	1.8nm
Wavelength accuracy	±0.7nm
Wavelength reproducibility	±0.2nm
Light sources	Tungsten halogen and deuterium arc

Detector	Single solid state silicon photodiode
Photometric range	-3.000 to 3.000A, 0.01 to 99999 concentration units, -0.1 to 200%T

Photometric linearity	±0.5% or ±0.003A to 3.000A at 546nm, whichever is the greater
Photometric reproducibility	Within 0.5% of absorbance value to 3.000A (at 546nm)
Stray Light	Typically <0.025%T at 220nm using NaI, <0.025%T at 340nm using NaNO2
Stability	±0.001A/h at 340nm at 0A after warm up
Noise	±0.001A near 0A and 0.002A near 2A at 546nm

Abs% T	Yes
Absorbance ratio	Preset 260/280nm mode or user selectable
Absorbance difference	Built in
3 point net	Built in
Multi-wavelength	Built in
Concentration with factor	Built in
Peak check	Scan - built-in
Standard curve generation	Built in
Scanning software	Built in (6200nm/minute)
Enzyme kinetics	Built in
Michaelis Menten equations	SWIFT II software
Substrate concentration	Built in
Time drive	Built in
Fraction analysis	SWIFT II software
Analogue output	No
Digital output	9 pin serial and Centronics parallel, direct output to Excel spreadsheet
Printer	Option
Sample compartment size	140 x 220 x 80mm
Multi-position changer	8-position as standard
Single cell holder	Normal and micro options
Test-tube holder	No
Water-jacketed cell holder	1 and 8-position options
Funnel flowcell holder	No
Sipper system	Option (with or without thermostatting)
Autosampler capability	Yes
Single position Peltier heating	Option
Multi position Peltier heating	6-position option
Tm measurement	Option
Dimensions	510 * 350 * 2200mm
Weight	13kg
Power requirements	90-265V AC, 50/60Hz, 150VA

1

Ultrospec 4300 pro Technical Specifications

Wavelength range	190-110nm, in 0.1nm steps
Monochromator	Concave grating with 1200 lines/mm

Wavelength calibration	automatic upon switch-on
Spectral bandwidth	1.8nm
Wavelength accuracy	±0.7nm
Wavelength reproducibility	±0.2nm
Light sources	Tungsten halogen and deuterium arc

Detector	Single solid state silicon photodiode
Photometric range	-3.000 to 3.000A, 0.01 to 99999 concentration units, -0.1 to 200%T

Photometric linearity	±0.5% or ±0.003A to 3.000A at 546nm, whichever is the greater
Photometric reproducibility	Within 0.5% of absorbance value to 3.000A (at 546nm)
Stray Light	Typically <0.025%T at 220nm using NaI, <0.025%T at 340nm using NaNO
Stability	±0.001A/h at 340 nm at 0A after warm up
Noise	±0.001A near 0A and 0.002A near 2A at 546nm

Abs% T	SWIFT II Software
Absorbance ratio	SWIFT II Software
Absorbance difference	SWIFT II Software
3 point net	SWIFT II Software
Multi-wavelength	SWIFT II Software
Concentration with factor	SWIFT II Software
Peak check	SWIFT II Software
Standard curve generation	SWIFT II Software
Scanning software	SWIFT II Software
Enzyme kinetics	SWIFT II Software
Michaelis Menten equations	SWIFT II Software
Substrate concentration	SWIFT II Software
Time drive	SWIFT II Software
Fraction analysis	SWIFT II Software
Analogue output	No
Digital output	Serial
Printer	Yes (with PC)
Sample compartment size	140 x 220 x 80mm
Multi-position changer	8-position as standard
Single cell holder	Normal and micro options
Test-tube holder	No
Water-jacketed cell holder	1 and 8-position options
Funnel flowcell holder	No
Sipper system	Option (with or without thermostatting)
Autosampler capability	No
Single position Peltier heating	Option
Multi position Peltier heating	6 position option
Tm measurement	Option
Dimensions	510 * 350 * 160mm
Weight	13kg
Power requirements	90-265V AC, 50/60Hz, 150VA

2

Ultrospec 3100 pro Technical Specifications

Wavelength range	190-900nm
Monochromator	Concave grating with 1200 lines/mm

Wavelength calibration	automatic upon switch-on
Spectral bandwidth	3nm
Wavelength accuracy	± 1nm
Wavelength reproducibility	±0.5nm
Light sources	Xenon lamp

Detector	Dual solid state silicon photodiode
Photometric range	-3.000 to 3.000A, 0.01 to 99999 concentration units, -0.1 to 200%T

Photometric linearity	±0.5% or ±0.003A to 3.000A at 546nm, whichever is the greater
Photometric reproducibility	Within 0.5% of absorbance value to 3.000A (at 546nm)
Stray Light	Typically <0.05%T at 220nm using NaI, <0.05%T at 340nm using NaNO2
Stability	±0.002A/h at 340nm at 0A after warm up
Noise	±0.001A near 0A and 0.002A near 2A at 600 nm

Abs% T	Yes
Absorbance ratio	Preset 260/280nm mode or user selectable
Absorbance difference	Built in
3 point net	Built in
Multi-wavelength	Built in
Concentration with factor	Built in
Peak check	Scan - Built in
Standard curve generation	Built in
Scanning software	Built in (6000nm/minute)
Enzyme kinetics	Built in
Michaelis Menten equations	SWIFT II software
Substrate concentration	Built in
Time drive	Built in
Fraction analysis	SWIFT software
Analogue output	No
Digital output	9 pin serial and Centronics parallel
Printer	Option
Sample compartment size	140 x 220 x 80mm
Multi-position changer	8-position as standard
Single cell holder	Normal and micro options
Test-tube holder	No
Water-jacketed cell holder	1 and 8-position options
Funnel flowcell holder	No
Sipper system	Option (with or without thermostatting)
Autosampler capability	No
Single position Peltier heating	Option
Multi position Peltier heating	6 position option
Tm measurement	Option
Dimensions	510 * 350 * 220mm
Weight	13kg
Power requirements	90-265V AC, 50/60Hz, 80VA

3

Ultrospec 2100 pro Technical Specifications

Wavelength range	190-900nm
Monochromator	Concave grating with 1200 lines/mm

Wavelength calibration	Automatic upon switch on
Spectral bandwidth	3nm
Wavelength accuracy	± 1nm
Wavelength reproducibility	±0.5nm
Light sources	Xenon lamp

Detector	Dual solid state silicon photodiode
Photometric range	-3.000 to 3.000A, 0.01 to 99999 concentration units, 0.1 to 200%T

Photometric linearity	±0.5% or ±0.003A to 3.000A, whichever is greater
Photometric reproducibility	0.5% of absorbance value
Stray Light	Typically <0.05%T at 220nm using NaI, <0.05%T at 340nm using NaNO2
Stability	±0.002A/h at OA after warm up
Noise	±0.001A near OA and +/- 0.002A near 2A or 600nm

Abs% T	yes
Absorbance ratio	Preset 260/280nm mode or user selectable
Absorbance difference	User definable method
3 point net	User definable method
Multi-wavelength	User definable method
Concentration with factor	yes
Peak check	no
Standard curve generation	SWIFT II Software
Scanning software	Built in
Enzyme kinetics	Built in
Michaelis Menten equations	SWIFT II Software
Substrate concentration	SWIFT II Software
Time drive	SWIFT II Software
Fraction analysis	SWIFT II Software
Analogue output	No
Digital output	9 pin serial and Centronics parallel
Printer	option
Sample compartment size	140 x 220 x 80nm
Multi-position changer	8-position as standard
Single cell holder	Normal and micro options
Test-tube holder	no
Water-jacketed cell holder	1 and 8 position options
Funnel flowcell holder	no
Sipper system	Option (with without thermostatting)
Autosampler capability	no
Single position Peltier heating	Option
Multi position Peltier heating	6 position option
Tm measurement	option
Dimensions	510 * 350 * 160mm
Weight	13kg
Power requirements	90-265V AC 50/60Hz, 80VA

4

Ultrospec 1000 Technical Specifications

Wavelength range	200-900nm
Monochromator	Plane grating with 1200 lines/mm

Wavelength calibration	Automatic upon switch on
Spectral bandwidth	5nm
Wavelength accuracy	±2nm
Wavelength reproducibility	±0.5nm
Light sources	Tungsten halogen and deuterium arc

Detector	Single solid state silicon photodiode
Photometric range	-3.000 to 3.000A, 0.01 to 99999 concentration units, 0.1 to 200%T

Photometric linearity	±0.5% or ±0.005A to 2.000A to 546nm, whichever is greater
Photometric reproducibility	0.5% of absorbance value
Stray Light	Typically <0.05%T at 220nm using NaI, <0.05%T at 340nm using NaNO2
Stability	±0.002A/h at OA and 546nm after warm up
Noise	±.0.001A near OA and +/- 0.002A near 2A at 600nm

Abs%T	yes
Absorbance ratio	User definable method
Absorbance difference	User definable method
3 point net	User definable method
Multi-wavelength	User definable method
Concentration with factor	yes
Peak check	no
Standard curve generation	User definable method
Scanning software	Scan to chart recorder
Enzyme kinetics	Output to PC and chart recorder
Michaelis Menten equations	no
Substrate concentration	no
Time drive	no
Fraction analysis	no
Analogue output	100m V per 1.000A via interface lead
Digital output	9 pin serial and Centronics parallel
Printer	option
Sample compartment size	95 x 50 x 65mm
Multi-position changer	2-position manual option
Single cell holder	10mm normal as standard
Test-tube holder	yes
Water-jacketed cell holder	Yes,single 10-40mm option
Funnel flowcell holder	no
Sipper system	no
Autosampler capability	no
Single position Peltier heating	electrical cell holder option
Multi position Peltier heating	no
Tm measurement	no
Dimensions	300 x 400 x 190mm
Weight	6kg
Power requirements	90-265 V50/60 Hz,100VA

5

Gene Quant Pro Technical Specifications

Wavelength range	Fixed at 230,260,280,320,595,600nm
Monochromator	Czemy-Turner configuration with 1200 Lines/mm holographic grating

Wavelength calibration	Automatic upon switch on
Spectral bandwidth	5nm
Wavelength accuracy	±1nm
Wavelength reproducibility	Better less than ±0.5nm
Light sources	Deuterium arc

Detector	Silicon photodiode
Photometric range	0 to ±3.000A for 230,260,280,320nm
0 to ±2.000A for 595,600nm
Photometric linearity	±1.0% or ±0.005A to 3.000A, whichever is greater
Photometric reproducibility	0.5% of absorbance value
Stray Light	<0.1%T at 280nm using Acetone
Stability	Not applicable
Noise	Not applicable

Abs%T	Abs
Absorbance ratio	Preset 260/280 and 260/230nm
Absorbance difference	Background correction 230nm
3 point net	Not applicable
Multi-wavelength	Not applicable
Concentration with factor	Nucleic Acid Quantification
Peak check	Not applicable
Standard curve generation	Bradford Protein determination
Scanning software	Not applicable
Enzyme kinetics	Not applicable
Michaelis Menten equations	Not applicable
Substrate concentration	Not applicable
Time drive	Not applicable
Fraction analysis	Not applicable
Analogue output	no
Digital output	Centronics parallel output as standard (9 pin serial via interface cable)
Printer	Option with above
Sample compartment size	Not applicable
Multi-position changer	Not applicable
Single cell holder	Not applicable
Test-tube holder	Not applicable
Water-jacketed cell holder	Not applicable
Funnel flowcell holder	Not applicable
Sipper system	Not applicable
Autosampler capability	Not applicable
Single position Peltier heating	Not applicable
Multi position Peltier heating	Not applicable
Tm measurement	calculated
Dimensions	270 x 320 x 160mm
Weight	4kg
Power requirements	100-240V AC ± 10% 50/60 Hz, 50VA

6

Novaspec II Technical Specifications

Wavelength range	325-900nm
Monochromator	Czerny-Turner configuration with 1200 lines/mm holographic grating

Wavelength calibration	automatic upon switch on
Spectral bandwidth	6nm
Wavelength accuracy	±2nm
Wavelength reproducibility	±1nm
Light sources	deuterium arc

Detector	single solid state silicon photodiode
Photometric range	-0.300 to 3.000A, 0.001 to 9999
concentration units, 0.1 to 200% T
Photometric linearity	±1.0% or ±0.005A to 3.000A, whichever is greater
Photometric reproducibility	0.5% of absorbance value
Stray Light	<0.5%T at 320nm using NaNO2
Stability	±0.002A/h at OA after warm up
Noise	±0.001A near OA and ±0.002A
near 2A at 600nm
Abs%T	yes
Absorbance ratio	yes
Absorbance difference	yes
3 point net	no
Multi-wavelength	no
Concentration with factor	yes
Peak check	yes
Standard curve generation	no
Scanning software	scan to chart recorder or PC software
Enzyme kinetics	timing function
Michaelis Menten equations	no
Substrate concentration	no
Time drive	no
Fraction analysis	no
Analogue output	100m V per 1.000A
Digital output	serial
Printer	Option
Sample compartment size	not applicable
Multi-position changer	no
Single cell holder	Single, multi-size
Test-tube holder	12/24mm
Water-jacketed cell holder	option
Funnel flowcell holder	venturi option
Sipper system	no
Autosampler capability	no
Single position Peltier heating	no
Multi position Peltier heating	no
Tm measurement	no
Dimensions	250 x 400 x 200mm
Weight	7.5kg
Power requirements	100-120 or 200-240V AC ±10% 50/60 Hz, 100 VA

7

GeneQuant Pro Technical Specification

Wavelength range	fixed at 230, 260, 280, 320nm
Monochromator	Post sample monochromation with 1200 lines/mm concave holographic grating
Wavelength calibration	factory set
Spectral bandwidth	5nm
Wavelength accuracy	±2nm
Wavelength reproducibility	better than ±0.1nm
Light sources	deuterium arc
Detector	discrete diode array
Photometric range	0 to 3.000A
Photometric linearity	±1.0% or ±0.005A to 3.000A, whichever is the greater
Photometric reproducibility	0.5% of absorbance value
Stray Light	<0.1%T at 320nm using NaNO2
Stability	not applicable
Noise	not applicable
Abs%T	Abs
Absorbance ratio	preset 260/280nm
Absorbance difference	background correction at 320nm
3 point net	not applicable
Multi-wavelength	not applicable
Concentration with factor	not applicable
Peak check	not applicable
Standard curve generation	not applicable
Scanning software	not applicable
Enzyme kinetics	not applicable
Michaelis Menten equations	not applicable
Substrate concentration	not applicable
Time drive	not applicable
Fraction analysis	not applicable
Analogue output	no
Digital output	Centronics parallel output as option
Printer	option with above
Sample compartment size	not applicable
Multi-position changer	not applicable
Single cell holder	not applicable
Test-tube holder	not applicable
Water-jacketed cell holder	not applicable
Funnel flowcell holder	not applicable
Sipper system	not applicable
Autosampler capability	not applicable
Single position Peltier heating	not applicable
Multi position Peltier heating	not applicable
Tm measurement	calculated
Dimensions	270 x 320 x 130mm
Weight	3.5kg
Power requirements	100-120 or 200-240V AC ±10%, 50/60Hz, 50VA

8